================================================================================

- --------------------------------------------------------------------------------

                          AIRCRAFT LEASE AGREEMENT


                        Dated as of January 15, 1993


                                   BETWEEN


                          WILMINGTON TRUST COMPANY,
       not in its individual capacity but solely as Owner Trustee under that certain Trust Agreement dated as of December 28, 1990, as Lessor,

                                     AND

                              WORLD AIRWAYS, INC.,
                                   as Lessee.



                                  Concerning:
                               One MD-11 Aircraft
                 Three Pratt & Whitney PW4462 Turbofan Engines.
                                Serial No. 48458
                              Registration: N489GX



- --------------------------------------------------------------------------------

================================================================================

                              TABLE OF CONTENTS
                              -----------------

Section                                                                    Page
- -------                                                                    ----
Section 1     Definitions..................................................   1
              -----------

Section 2     Delivery and Acceptance......................................   7
              -----------------------
       2.1.   Time and place...............................................   7
              --------------
       2.2.   A Letting Only...............................................   7
              --------------
       2.3.   Lessor's Conditions to Delivery..............................   7
              -------------------------------
       2.4.   Lessee's Conditions to Delivery..............................   8
              -------------------------------

Section 3     Term.........................................................   9
              ----

Section 4     Rent.........................................................   9
              ----
       4.1.   Basic Rent...................................................   9
              ----------
       4.2.   Supplemental Rent............................................   9
              -----------------
       4.3.   Prohibition Against Setoff, Counterclaim, Etc................   9
              ---------------------------------------------
       4.4.   Security Deposit.............................................  10
              ----------------
       4.5.   Manner and Place of Payment..................................  10
              ---------------------------

Section 5     Representations and Warranties; Covenants of the Parties.....  10
              --------------------------------------------------------
       5.1.   Lessor's Representations, Covenants, Warranties and
              ---------------------------------------------------
              Disclaimer...................................................  10
              ----------
       5.2.   Lessee's Representations and Warranties......................  12
              ---------------------------------------
       5.3.   Covenants of Lessee..........................................  14
              -------------------
       5.4.   Covenants of Lessor..........................................  16
              -------------------

Section 6     Possession; Use; Lawful Insured Operations; Maintenance;
              -------------------------------------------------------
              Registration and Insignia....................................  17
              -------------------------
       6.1.   Possession...................................................  17
              ----------
       6.2.   Assignment; Sublease.........................................  18
              --------------------
       6.3.   Use; Net Lease...............................................  18
              --------------
       6.4.   Lawful Insured Operations....................................  18
              -------------------------
       6.5.   Registration.................................................  19
              ------------
       6.6.   Maintenance..................................................  19
              -----------
       6.7.   Insignia and Notices.........................................  20
              --------------------
       6.8.   Maintenance Reserves.........................................  20
              --------------------
       6.9.   CRAF.........................................................  22
              ----
       6.10.  Engines......................................................  22
              -------

Section 7     Inspection...................................................  22
              ----------


                               TABLE OF CONTENTS
                               -----------------
                                  (Continued)

Section                                                                    Page
- -------                                                                    ----
Section 8     Early Termination and Extension..............................  23
              -------------------------------
       8.1.   Early Termination............................................  23
              -----------------
       8.2.   Extension....................................................  23
              ---------

Section 9     Replacement and Pooling of Parts; Alterations, Modifications,
              ------------------------------------------------------------
              Etc..........................................................  23
              ---
       9.1.   Replacement of Parts.........................................  23
              --------------------
       9.2.   Title to Replaced and Replacement Parts......................  23
              ---------------------------------------
       9.3.   Pooling......................................................  24
              -------
       9.4.   Alterations, Modifications and Additions.....................  24
              ----------------------------------------
       9.5.   Title to Parts...............................................  24
              --------------
       9.6.   Engine Interchange...........................................  25
              ------------------

Section 10    Taxes........................................................  25
              -----
       10.1.  General......................................................  25
              -------
       10.2.  Withholding Taxes............................................  26
              -----------------
       10.3.  Amount of Indemnity..........................................  26
              -------------------
       10.4.  Contest......................................................  27
              -------
       10.5.  Tax Returns..................................................  28
              -----------
       10.6.  Mutual Assistance............................................  28
              -----------------

Section 11    Events of Loss...............................................  29
              --------------
       11.1.  With Respect to the Aircraft.................................  29
              ----------------------------
       11.2.  With Respect to an Engine....................................  29
              -------------------------
       11.3.  Application of Payments from Governmental Authorities........  30
              -----------------------------------------------------

Section 12    Insurance....................................................  30
              ---------
       12.1.  Public Liability, Bodily Injury and Property Damage Liability
              -------------------------------------------------------------
              Insurance....................................................  30
              ---------
       12.2.  Insurance Against Loss or Damage to the Aircraft.............  31
              ------------------------------------------------
       12.3.  Reinsurance..................................................  32
              -----------
       12.4.  Replacement Insurance........................................  33
              ---------------------
       12.5.  Application of Proceeds in an Event of Loss..................  33
              -------------------------------------------
       12.6.  Application of Proceeds in the Absence of an Event of Loss...  33
              ----------------------------------------------------------
       12.7.  Reports, etc.................................................  34
              ------------
       12.8.  Lessor's Additional Insurance................................  34
              -----------------------------
       12.9.  Lessor Not Liable For Premiums...............................  34
              ------------------------------
       12.10. Government Indemnity.........................................  34
              --------------------

                               TABLE OF CONTENTS
                               -----------------
                                  (Continued)


Section                                                                    Page
- -------                                                                    ----
Section 13    General Indemnification......................................  35
              -----------------------
       13.1.  Scope........................................................  35
              -----
       13.2.  Lessee's Release.............................................  36
              ----------------
       13.3   Contest......................................................  36
              -------
       13.4.  Repayment....................................................  37
              ---------
       13.5.  Payment......................................................  37
              -------

Section 14    Liens........................................................  37
              -----

Section 15    Return of Aircraft and Records...............................  37
              ------------------------------
       15.1.  Location; Storage............................................  37
              -----------------
       15.2.  Replacement Items............................................  38
              -----------------
       15.3.  Evaluation of Aircraft.......................................  38
              ----------------------
       15.4.  Certificate of Airworthiness.................................  38
              ----------------------------
       15.5.  Demonstration Flight.........................................  38
              --------------------
       15.6.  Maintenance..................................................  39
              -----------
       15.7.  Final Inspection and Specific Return Conditions..............  39
              -----------------------------------------------
       15.8.  Aircraft Manuals and Documentation...........................  41
              ----------------------------------
       15.9.  Corrections and Subsequent Corrections.......................  41
              --------------------------------------

Section 16    Events of Default............................................  42
              -----------------
       16.1.  Lessee's Defaults............................................  42
              -----------------

Section 17    Rights and Remedies..........................................  44
              -------------------
       17.1.  Remedies.....................................................  44
              --------
       17.2.  Further Rights...............................................  45
              --------------
       17.3.  Remedies Cumulative..........................................  45
              -------------------

Section 18    Miscellaneous................................................  46
              -------------
       18.1.  Severability, Amendment, Construction and Applicable Law.....  46
              --------------------------------------------------------
       18.2.  Notices......................................................  46
              -------
       18.3.  Lessor's Right to Perform....................................  47
              -------------------------
       18.4.  Counterparts.................................................  47
              ------------
       18.5.  Assignment by Lessor.........................................  47
              --------------------
       18.6.  Service of Process; Waiver of Immunities.....................  48
              ----------------------------------------
       18.7.  Language.....................................................  48
              --------
       18.8   Costs and Expenses...........................................  48
              ------------------
       18.9.  Survival.....................................................  49
              --------
       18.10. Further Assurances...........................................  49
              ------------------


                               TABLE OF CONTENTS
                               -----------------
                                  (Continued)

Section                                                                    Page
- -------                                                                    ----
       18.11. Entire Agreement.............................................  49
              ----------------
       18.12. Successors and Assigns.......................................  49
              ----------------------
       18.13. Concerning Lessor............................................  49
              -----------------




Exhibits
- --------


Exhibit A     Lease Supplement
Exhibit B     Permitted Sublessees
Exhibit C     Opinion Letter of Lessee's Counsel
Exhibit D     Lessor's Certificate of Representations & Warranties
Exhibit E     Aircraft Condition & Configuration
Exhibit F     Quiet Enjoyment Letter
Exhibit G     Cooperation Agreement
Exhibit H     Interior Drawings

                                    AIRCRAFT
                                LEASE AGREEMENT
                                ---------------

      THIS AIRCRAFT LEASE AGREEMENT, dated as of January 15, 1993 ("Lease"), between WILMINGTON TRUST COMPANY (in its individual capacity herein referred to as "WTC"), a Delaware banking corporation not in its individual capacity (except as expressly provided herein) but solely as Owner Trustee under that certain Trust Agreement, dated as of December 28, 1990, with GATX Capital Corporation (the "Trust Agreement"), as Lessor (in such trust capacity herein referred to as "Lessor"), and WORLD AIRWAYS, INC., a Delaware corporation, as Lessee ("Lessee").


                                    RECITAL

      Lessor desires to lease the Aircraft (as defined below) to Lessee and Lessee desires to lease the Aircraft from Lessor on the terms set forth herein.

      NOW, THEREFORE, in consideration of the mutual covenants herein set forth, Lessor and Lessee agree as follows:

                                   Section 1
                                  Definitions
                                  -----------

      Unless the context requires otherwise, the following terms shall have the following meanings for all purposes of this Lease and such meanings shall be equally applicable to both the singular and the plural forms of the terms defined:

      "AD" or "Airworthiness Directive" means any airworthiness directive issued
      ----    -------------------------
by the FAA and applicable to MD-11 aircraft and to engines of the same type as the Aircraft and the Engines.

      "Aircraft" shall mean the Airframe, together with the Engines, whether or
      ----------
not installed thereon, the Fly Away Kit and all Parts.

      "Aircraft Records" shall mean the documents listed on Appendix A to the
      ------------------
Lease Supplement.

      "Airframe" shall mean the McDonnell Douglas MD-11 airframe described in
      ----------
the Lease Supplement (except for any engines or Engines installed thereon), and (except as otherwise provided in Sections 9.3 and 9.4 hereof) any and all Parts incorporated or installed therein or attached thereto or, so long as title thereto shall remain vested in Lessor in accordance with the terms of Section 9 hereof, removed therefrom.

      "Authorized Maintenance Provider" is defined in Section 6.6 below.
      ---------------------------------

      "Basic Rent" is defined in Section 4.1 hereof.
      ------------

      "Basic Rent Payment Date" shall mean each date on which Basic Rent is
      -------------------------
payable pursuant to Section 4.1 hereof and Section 8 of the Lease Supplement.

      "Beneficiary" shall mean GATX Capital Corporation.
      -------------

      "Beneficiary Liens" shall mean any Lien with respect to any Item which
      -------------------
results from (a) nonpayment by Beneficiary of any Tax or Loss imposed on it (except a Tax or Loss as to which Lessee is obliged hereunder to indemnify Lessor or Beneficiary), (b) claims against Beneficiary not related to the transactions described in this Lease or to the ownership of the Items of Equipment, or (c) an affirmative act of Beneficiary not related to the transactions described in this Lease.

      "Business Day" shall mean any day other than a Saturday, Sunday or day on
      --------------
which commercial banking institutions in the cities of Wilmington, Delaware, Chicago, Illinois, or Washington, D.C., are authorized by law to be closed.

      "Cycle" shall mean, in the case of the Airframe, one take-off and landing
      -------
of the Airframe and, with respect to an Engine or other engine or the auxiliary power unit or landing gear of the Aircraft, means one take-off and landing of the Airframe or other airframe on which such Engine or other engine or the auxiliary power unit or landing gear of the Aircraft is installed.

      "Debt" shall mean any obligation for the payment of borrowed money or
      ------
deferred purchase price.

      "Default" shall mean any event or condition which, with the lapse of time
      ---------
or the giving of notice or both, would constitute an Event of Default.

      "Delivery Date" shall mean the date on which the Aircraft is delivered to
      ---------------
and accepted by Lessee pursuant to the provisions of Section 2 hereof. The Lease Supplement shall be dated the Delivery Date.

      "Dollars or $" (whether capitalized or not) shall mean United States
      --------    --
dollars.

      "Engine" shall mean: (a) each of the three Pratt & Whitney PW4462 turbofan
      --------
engines described in the Lease Supplement whether or not from time to time thereafter installed on the Airframe; (b) any engine which may from time to time be substituted or be a replacement for any such engine pursuant to Section 11 hereof; and (c) except as otherwise provided in Sections 9.3 and 9.4 hereof, any and all Parts incorporated or installed in or attached thereto or removed therefrom, so long as title thereto shall remain vested in Lessor in accordance with the terms of Section 9 hereof; provided, however, that the term

"Engine" shall not include any engine with respect to which this Lease shall have been terminated.

      "Event of Default" shall have the meaning specified in Section 16.
      -----------------

      "Event of Loss" means, with respect to any Item of Equipment, any of the
      ---------------
following: (a) loss of such Item or the use thereof due to theft, disappearance for a period of 30 consecutive days or more, destruction damage beyond repair or rendition of such Item permanently unfit for normal use for any reason whatsoever; (b) any damage to such Item which results in an insurance settlement with respect to such Item on the basis of a total loss; (c) the condemnation confiscation, requisition or other loss of title to such Item; (d) the confiscation or seizure of, or requisition of use of, such Item for a period in excess of 60 consecutive days; (e) any divestiture of title to an Engine treated as an Event of Loss pursuant to Section 6.1 or other provision hereof; or (f) the operation or location of the aircraft, while under requisition for use by the Government, in any area excluded from coverage by any insurance policy or indemnity provided by the Government in effect with respect to the Aircraft required by Section 12. An Event of Loss with respect to the Aircraft shall be deemed to have occurred if an Event of Loss occurs with respect to the Airframe.

      "FAA" shall mean, as context requires, the United States Federal Aviation
      -----
Administration and/or the Administrator of the United States Federal Aviation Administration, or any person, governmental department, bureau, commission or agency succeeding to the functions of either of the foregoing.

      "FAR" or "Federal Aviation Regulation" shall mean one or more of the
      -----    -----------------------------
Federal Aviation Regulations issued by the FAA.

      "Federal Aviation Act" shall mean the United States Federal Aviation Act
      ----------------------
of 1958, as amended, as in effect on the date of this Lease, or any successor or substituted legislation at the time in effect and applicable.

      "Final Inspection" shall have the meaning specified in Section 15.7.
      ------------------

      "Flight Hour" shall mean, with respect to an aircraft, each hour or
      -------------
portion thereof during each period commencing when the aircraft lifts off the runway and concluding when such aircraft touches down upon landing. With respect to an Engine, "Flight Hour" shall mean each Flight Hour of the aircraft on which such Engine is installed.

      "Fly Away Kit" or "FAK" shall mean those items specified on Appendix D to
      --------------    -----
the Lease Supplement, and any additions to or replacements for such items.

      "Government" shall mean the government of the United States of America or
      ------------
any instrumentality or agency thereof (provided the credit of such instrumentality or agency is backed by the full faith and credit of the United States of America).

      "Hereby", "herein", "hereof", "hereunder", and other like words shall
      --------  --------- --------- -----------
refer to this Lease as originally executed or as amended, modified or supplemented pursuant to the applicable provisions hereof, including, without limitation, as supplemented by the Lease Supplement.

      "Incentive Rate" shall mean a per annum rate of interest equal to the
      ----------------
Prime Rate in effect from time to time, plus 3%, but in no event greater than the maximum rate permitted by applicable law.

      "Insured Value" with respect to the Aircraft shall mean $112,500,000.
      ---------------

      "Item of Equipment" or "Item" shall mean the Airframe, any Engine, any
      -------------------    ------
Part or the Fly Away Kit (or any item contained therein).

      "Lease" shall mean this Aircraft Lease Agreement and, when executed, the
      -------
Lease Supplement.

      "Lease Supplement" shall mean the Lease Supplement, substantially in the
      ------------------
form of Exhibit A hereto, to be entered into by Lessor and Lessee on the Delivery Date for the purpose of leasing the Items of Equipment pursuant to the terms of this Lease. The Lease Supplement shall be deemed to incorporate by reference all of the provisions of this Lease to the same extent as if such provisions were fully set forth therein.

      "Lessor Lien" shall mean any Lien with respect to any Item which results
      -------------
from (a) nonpayment by WTC or Lessor of any Tax or Loss imposed on it (except a Tax or Loss as to which Lessee is obliged hereunder to indemnify WTC or Lessor),
(b) claims against WTC or Lessor not related to the transactions described in this Lease or to the ownership of the Items of Equipment, or (c) an affirmative act of WTC or Lessor not related to the transactions described in this Lease.

      "Lien" shall mean any mortgage, pledge, lien, charge,
      ------
encumbrance, lease, exercise of rights, security interest or claim.

      "Loss" is defined in Section 13.1 below.
      ------

      "Maintenance Program" shall have the meaning set forth in Section 6.6(a)
      ---------------------
below.

      "Manufacturer" shall mean (a) as to the Engines, United Technologies
      --------------
Corporation Pratt & Whitney Division ("UTC"), and (b) as to the Airframe, McDonnell Douglas Corporation ("Douglas").

      "Mortgage" shall mean, collectively, the Senior Mortgage and the
      ----------
Subordinated Mortgage.

      "Mortgagee" shall mean GATX Capital Corporation, as Security Agent.
      ----------

      "Parts" shall mean any and all appliances, parts, instruments,
      -------
accessories, furnishings, seats and other equipment of whatever nature (other than the Engines or engines), which (a) are from time to time incorporated or installed in or attached to the Airframe or an Engine, or (b) having been so installed or attached, are later removed therefrom, so long as title thereto remains vested in Lessor in accordance with Section 9 hereof.

      "Permitted Liens" shall mean (a) the respective rights of the parties
      -----------------
hereunder and of others as permitted under Sections 6 and 9, below; (b) Liens for taxes, assessments or other governmental charges either not yet due or being contested in good faith (and for the payment of which adequate reserves have been provided) by appropriate proceedings so long as such proceedings do not involve any material danger of the sale, forfeiture, loss or loss of use of the Aircraft, the Airframe or any Engine or any interest therein; (c) materialmens, mechanics, workers, repairers, employees, or other like Liens arising in the ordinary course of business for amounts the payment of which is either not yet due or is being contested in good faith (and for the payment of which adequate reserves have been provided) by appropriate Proceedings so long as such Proceedings do not involve any material danger of the sale, forfeiture or loss of use of the Aircraft, the Airframe or any Engine or any interest therein; (d) Liens arising out of any judgment or award unless the judgment secured shall not, within 60 days after entry thereof, have been discharged, vacated or reversed or Lessee has commenced an appeal or proceeding for review which is being prosecuted in good faith by Lessee and with respect to which there shall have been secured a stay of execution pending such appeal or proceeding for review; (e) any other Liens with respect to which Lessee shall have provided security in form and amount acceptable to Lessor; (f) Lessor Liens and Beneficiary Liens; (g) Liens existing prior to the Delivery Date, unless caused by Lessee; and (h) the Mortgage.

      "Permitted Sublessee" shall mean any of the air carriers identified on
      ---------------------
Exhibit B hereto provided that such carrier is authorized to operate MD-11 aircraft. Every six months the list of Permitted Sublessees constituting Exhibit B hereto shall be revised and Lessor may add or remove any carriers which Lessor in its reasonable judgment believes should be added or removed based on changes in the carriers' financial condition or the political condition in the host country. Lessee may at any time request that the name of a carrier be added to the list of Permitted Sublessees and Lessor shall promptly agree or refuse (on a reasonable basis) such request.

      "Prime Rate" shall mean that rate publicly announced by Citibank, N.A.,
      ------------
New York, New York, or its successor, as such bank's "prime" or best rate for 90 day loans to commercial borrowers of the highest credit standing.

      "Rent" shall mean Basic Rent and Supplemental Rent, collectively.
      ------

      "Security Deposit" shall mean the sum of $200,000 to be paid by Lessee to
      ------------------
Lessor and held as security by Lessor pursuant to Section 4.4.

      "Senior Mortgage" shall mean that certain Second Amended and Restated
      -----------------
Senior Aircraft Chattel Mortgage, dated as of September 24, 1992 between Lessor, as mortgagor ("Mortgagor"), and GATX Capital Corporation, a Delaware corporation, in its capacity as Security Agent ("Mortgagee") for GATX Capital Corporation and Credit Lyonnais, a French banking corporation, acting through its Paris, France office.

      "Subordinated Mortgage" shall mean that certain Amended and Restated
      -----------------------
Subordinated Aircraft Chattel Mortgage, dated as of September 24, 1992 between Lessor, as mortgagor ("Mortgagor"), and GATX Capital Corporation, a Delaware corporation, in its capacity as Security Agent ("Mortgagee") for GATX Capital Corporation and Credit Lyonnais, a French banking corporation, acting through its Paris, France office.

      "Supplemental Rent" shall mean all amounts, liabilities and obligations
      -------------------
(other than Basic Rent) which Lessee assumes, agrees or is obligated to pay hereunder.

      "Supplier" shall mean the manufacturer, vendor or supplier of any Item of
      ----------
Equipment other than a Manufacturer.

      "Tax" and "Taxes" shall have the meanings specified in Section 10.
      -----     -------

      "Term" shall mean the period for which the Items of Equipment are leased
      ------
hereunder pursuant to Section 3. If such period is extended pursuant to Section 8, the word "Term" shall be deemed to refer to such period as so extended, and all provisions of this Lease shall apply until the expiration date of such period, except as may be otherwise specifically provided herein.

                                   Section 2
                            Delivery and Acceptance
                            -----------------------

      2.1.  Time and Place.  Subject to the satisfaction of the conditions set
            --------------
forth in Section 2.3, on the Delivery Date Lessor shall deliver the Aircraft, together with all necessary manuals, log books, records and other documents relating thereto to Lessee, at the location specified in the Lease Supplement or at such other location as may be mutually agreed. The parties anticipate that the Delivery Date shall be on or about March 25, 1993. Lessor shall not be liable for any delay in delivery which is beyond Lessor's reasonable control. Lessee shall accept the Aircraft by executing and delivering the Lease Supplement and delivering the same to Lessor and upon Lessor's countersignature on the Lease Supplement the Aircraft shall be subject to this Lease.

      2.2.  A Letting Only. Except as expressly provided in Sections 9 and 11.2,
            --------------
at all times during the Term, full legal title to the Items of Equipment shall remain vested in Lessor to the exclusion of Lessee, notwithstanding the delivery of the Items of Equipment to, and the possession and use thereof by, Lessee.

      2.3.  Lessor's Conditions to Delivery. Lessor's obligation to deliver and
            -------------------------------
lease the Items of Equipment to Lessee hereunder shall be subject to satisfaction of the following conditions:

            (a) Simultaneously with the execution of this Lease, Lessor shall have received:

                 (i)   The full Security Deposit as specified in Section 4.4;

                 (ii) Written evidence of appropriate corporate action, certified by the Secretary or an Assistant Secretary of Lessee, duly authorizing or ratifying the lease of the Items of Equipment hereunder and the execution, delivery and performance of this Lease, together with an incumbency certificate as to the person or entity or persons authorized to execute and deliver said certification and said documents on behalf of Lessee.

            (b)  On or before the Delivery Date, Lessor shall have received:

                 (i) The Lease Supplement, duly executed by Lessee, dated the Delivery Date;

                 (ii) Certificates executed by independent aircraft insurance brokers evidencing Lessee's compliance with the insurance provisions of
Section 12 hereof;

                 (iii) An opinion of Lessee's counsel dated the Delivery Date, substantially in the form of the attached Exhibit C;

                 (iv) A certificate signed by a duly authorized officer of Lessee, dated the Delivery Date, to the effect that:

                       (A) the representations and warranties contained in
      Section 5.2 hereof are true and correct on and as of such date as though made on and as of such date, and all authorizations and approvals of, givings of notice to, and filings and recordings with, all regulatory bodies and authorities which may be conditions to the validity or enforceability of this Lease or Lessee's performance of the terms hereof have been duly accomplished; and

                       (B) no Default or Event of Default has occurred and is continuing, or would result from the lease of the Items of Equipment hereunder;

                 (v) Evidence satisfactory to Lessor confirming that this Lease and the Lease Supplement have been duly filed with the FAA and any other appropriate governmental authorities;

                 (vi)  The first payment of Basic Rent;

                 (vii) An executed counterpart of an agreement with UTC guaranteeing maintenance costs on the Engines for 10 years in form and substance the same or better than that between Lessee and UTC;

                 (viii) Such other documents as Lessor may reasonably request, in form and substance satisfactory to Lessor.

      2.4.  Lessee's Conditions to Delivery.  Lessee's obligation to accept and
            -------------------------------
lease the Items of Equipment from Lessor hereunder shall be subject to the satisfaction of the following conditions on or before the Delivery Date:

            (a) Written evidence of appropriate corporate action by Lessor and Beneficiary, certified by the Secretary or an Assistant Secretary of Lessor or Beneficiary, as appropriate, duly authorizing or ratifying the lease of the Items of Equipment hereunder and the execution delivery and performance of this Lease, together with an incumbency certificate as to the person or entity or persons authorized to execute and deliver said certification and said documents on behalf of Lessor and Beneficiary;

            (b) (i) A certificate substantially in the form of Exhibit D hereto signed by a duly authorized officer of Lessor, dated the Delivery Date, to the effect that (A) the representations and warranties contained in Section
5.1 hereof are true and correct on and as of such date as though made on and as of such date, and (B) Lessor has not breached any of its covenants in this Lease and (ii) A similar certificate signed by a duly authorized officer of Beneficiary to the effect that the representations and warranties contained in the GATX Agreement are true and correct on and as of such date;

            (c) The Aircraft shall be in the condition and configuration specified in Exhibit E hereto;

            (d) Lessee shall have received a quiet enjoyment letter from the Mortgagee in the form of Exhibit F hereto.

                                   Section 3
                                     Term
                                     ----

      The Term shall commence on the Delivery Date and shall expire on October 1, l995, unless earlier terminated pursuant to Section 17 or extended pursuant to Section 8 or Sections 15.7(a) or 15.9.

                                   Section 4
                                     Rent
                                     ----

      4.1.  Basic Rent.  Commencing on the Delivery Date and the first Business
            ----------
Day of each month thereafter (each a "Basic Rent Payment Date"), Lessee shall pay Lessor rent for the Aircraft throughout the Term each such payment in the amount specified in Section 8 of the Lease Supplement ("Basic Rent").

      4.2.  Supplemental Rent.  Lessee shall also pay to Lessor or Lessor's
            -----------------
designee any and all Supplemental Rent promptly as the same shall become due and payable. Lessee shall pay to Lessor, as Supplemental Rent, interest at the Incentive Rate on any portion of any payment of Rent not paid on the due date thereof. All computations of interest under this Lease to be made on the basis of a 365-day year and actual days elapsed.

      4.3.  Prohibition Against Setoff, Counterclaim, Etc.  Lessee's obligation
            ---------------------------------------------
to pay Rent hereunder shall be absolute and unconditional and shall not be affected by any circumstance whatsoever, including, without limitation, any setoff, counterclaim, recoupment, defense or other right which Lessee may have against Lessor. Except as provided in Section 10.2 in respect of withholding Taxes, each payment of Rent shall be absolutely final and net to Lessor, so that this Lease will yield to Lessor the full amount of Rent throughout the Term without deduction. Nothing in this Section 4.3 shall be construed to prevent Lessee, after complying with this Section 4.3, from pursuing any claim it may have against Lessor or any other person in such court of law or otherwise as Lessee may deem appropriate.

      4.4.  Security Deposit.  Lessee agrees, simultaneously with the execution
            ----------------
of this Lease, to pay the Security Deposit which shall be held by Lessor as security for Lessee's performance of its obligations hereunder. Upon return of the Aircraft to Lessor in full compliance with Section 15, including the return conditions specified therein, and provided that all unpaid Rent has been paid, Lessor shall refund the Security Deposit to Lessee. Lessee may substitute a Letter of Credit from a bank acceptable to Lessor and in form and substance acceptable to Lessor in lieu of the Security Deposit.

      4.5.  Manner and Place of Payment.  All amounts to be paid by Lessee
            ---------------------------
hereunder shall be paid by wire transfer of immediately available funds, consisting of lawful currency of the United States of America, to the following account:

                   The First National Bank of Chicago
                   ABA No. 071000013
                   Chicago, Illinois 60670
                   Credit: GATX Capital Corporation
                   Account No. 52 47209

or to such other party or account in the contiguous continental United States of America as Lessor shall designate in writing. If any such amount is due to be paid on a day other than a Business Day, such amount shall be payable on the next succeeding Business Day.

                                   Section 5
            Representations and Warranties: Covenants of the Parties
            --------------------------------------------------------

      5.1.  Lessor's Representations, Covenants, Warranties and Disclaimer.
            ---------------------------------------------------------------
WTC and Lessor represent and warrant (except with respect to Section c below which is given solely by Lessor) that:

            (a) Title: Condition. On the Delivery Date Lessor shall be the owner
                ----------------
of the Aircraft and shall have the right to lease the Aircraft to Lessee under the terms of this Lease.

            EXCEPT FOR THE FOREGOING REPRESENTATION AND THE OTHER
REPRESENTATIONS AND WARRANTIES CONTAINED IN THIS SECTION 5.1, LESSOR DOES NOT MAKE AND SHALL NOT BE DEEMED TO HAVE MADE OR TO MAKE ANY WARRANTIES, REPRESENTATIONS OR GUARANTEES OF ANY KIND, INCLUDING AS TO THE AIRWORTHINESS, VALUE, CONDITION, DESIGN OR OPERATION OF, OR QUALITY OF THE

MATERIAL OR WORKMANSHIP IN, OR ANY DEFECT IN, THE AIRCRAFT, THE AIRFRAME, ANY ENGINE, ANY PART, ANY DATA OR ANY OTHER THING DELIVERED, LEASED, OR TRANSFERRED HEREUNDER, ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR USE OR FOR A PARTICULAR PURPOSE, AGAINST INFRINGEMENT OR THE LIKE, OR ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE, ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY IN TORT WITH RESPECT TO THE AIRCRAFT, THE AIRFRAME, ANY ENGINE, ANY PART, ANY DATA OR ANY OTHER THING DELIVERED, LEASED, OR TRANSFERRED HEREUNDER, WHETHER OR NOT IN STRICT OR ABSOLUTE LIABILITY OR ARISING FROM THE ACTUAL OR IMPUTED NEGLIGENCE OF LESSOR, BENEFICIARY, THE MORTGAGEE, OR ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY FOR LOSS OF, OR DAMAGE TO, ANY AIRCRAFT, ANY AIRFRAME, ANY ENGINE, ANY PART, ANY DATA OR ANY OTHER THING, FOR ANY LOSS OF USE, REVENUE OR PROFIT, OR ANY OTHER DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, EXCEPT TO THE EXTENT ARISING SOLELY AS A RESULT OF LESSOR'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. LESSEE ACCEPTS THE AIRCRAFT "AS-IS," "WHERE-IS". Lessor hereby assigns (but only for such time as no Event of Default shall have occurred and be continuing) to Lessee such rights as Lessor may from time to time have under any warranty made by any Manufacturer or Supplier with respect to any Item of Equipment, and, so long as no Event of Default exists and is continuing, Lessee shall have the exclusive right to enforce such warranties and to use such proceeds in accordance with the terms of this Lease to repair or modify the Items of Equipment.


            (b) Corporate Existence and Qualification.  Lessor is a corporation
                -------------------------------------
duly incorporated and validly existing under the laws of the jurisdiction of its incorporation and has the power and authority to enter into and perform its obligations hereunder and under the Lease Supplement.

            (c) Authority and Binding Obligations.  This Lease has been duly
                ---------------------------------
authorized, executed and delivered by Lessor, and the Lease is, and the Lease Supplement will be, upon due execution and delivery, the legal, valid and binding obligations of Lessor, enforceable in accordance with their respective terms and do not require any approval from stockholder, trustee or any holders of debt or other obligations of Lessor, except such as has been duly obtained.

            (d) No Violation.  The execution and delivery by Lessor of this
                ------------
Lease is not, and the execution and delivery of the Lease Supplement will not be, and the performance by Lessor of its obligations under each of the foregoing documents will not be, inconsistent with the terms of its charter or bylaws, do not and will not contravene any law, governmental rule or regulation, of the State of Delaware or the United States of America governing the banking or trust powers of Lessor or any judgment or order applicable to it, and do not and will not contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument to which Lessor is a party or by which it is bound or require the consent or approval of, the giving of notice to, the registration with or the taking of any action in respect of or by, any governmental authority or agency of the State of Delaware or the United States of America governing the banking or trust powers of Lessor, or other person, except such as have been obtained, given or accomplished.

            (e) Litigation.  There are no pending suits or proceedings against
                ----------
or affecting Lessor in any court or before any governmental authority or arbitration board or tribunal that relate to this Lease or the Aircraft or that, if adversely determined, might materially adversely affect Lessor's ability to enter into or perform under this Lease.

      5.2.  Lessee's Representations and Warranties.  Lessee covenants,
            ---------------------------------------
represents and warrants that:

            (a)  Corporate Existence and Qualification.  Lessee is a corporation
                 -------------------------------------
duly incorporated and validly existing under the laws of the state or country of its incorporation and is an air carrier of persons and property in air transportation, registered, licensed or otherwise certificated or duly authorized by the FAA and any other appropriate aeronautics authority to engage in such air transportation and is duly qualified or otherwise authorized to do business as an air carrier in all jurisdictions in which it has air routes, except for jurisdictions where failure to so qualify or obtain authorization would not have a material adverse effect on the business of Lessee and would not involve any material danger of the sale, forfeiture or loss of any Item of Equipment or the impairment of the value thereof.

            (b)  Authority.  Lessee has full corporate power and authority to
                 ---------
enter into and perform this Lease and the Lease Supplement; and the execution, delivery and performance of this Lease and the Lease Supplement have been duly authorized by all necessary corporate action on the part of Lessee, do not require any stockholder approval or approval or consent of any trustee or holders of any Debt or other obligations of Lessee except such as have been duly obtained and do not contravene any provision of any law, governmental rule, regulation or order binding on Lessee, or any applicable interpretation or administration of any such law, governmental rule, regulation or order, or contravene the certificate of incorporation by-laws or other organic documents of Lessee or any indenture, mortgage, contract or other agreement or instrument to which Lessee is a party or by which it or any of its assets may be bound or affected.

            (c) Governmental Approvals.  Except for the filing of this Lease
                ----------------------
and the Lease Supplement with the FAA, neither the making nor performance by Lessee of this Lease or the Lease Supplement, nor the consummation of any of the transactions by Lessee contemplated hereby or thereby, nor the acquisition, ownership or leasing by Lessor of the

Aircraft under such documents, requires the consent or approval of, the giving of notice to, the registration or filing for recordation with, or the taking of any other action in respect of, the Government or any political agency, subdivision or instrumentality thereof, except such as have been obtained, made or taken.

            (d) Binding Obligations. This Lease constitutes the valid and
                -------------------
legally binding obligation of Lessee enforceable against Lessee in accordance with the terms hereof.

            (e) Litigation. Except as otherwise disclosed in the Lessee's most
                ----------
recent Form 10Q and Form 10K, there are no suits or proceedings pending or, to the knowledge of Lessee, threatened in any court or before any regulatory commission, board or other administrative or governmental agency against or affecting Lessee which relate to the transactions contemplated hereby or which, if adversely determined, would have a material adverse affect on the ability of Lessor to perform its obligations hereunder.

            (f) Financial Condition.  The audited balance sheet of Lessee as of
                -------------------
December 31, 1991 (the "1991 Balance Sheet"), and the audited statements of profit and loss of Lessee for 1991, each certified by KPMG Peat Marwick, together with the unaudited financial statements of Lessee for the period ending September 30, 1992, fairly present the financial condition of Lessee and have been prepared in accordance with generally accepted accounting principles. Lessee has no contingent obligations, liabilities for taxes or unusual forward or long-term commitments which could have a material adverse effect on its financial condition, except as disclosed in the 1991 Balance Sheet. Since September 30, 1992, there has been no material adverse change in Lessee's operations or financial condition from that reflected in such financial statements other than changes in the ordinary course of business the effect of which has not been materially adverse to the ability of Lessee to fulfill its obligations hereunder, other than the sale of Key Airlines.

            (g) Use of Aircraft. The Aircraft will be used exclusively for the
                ----------------
transport of persons and property as permitted under the laws of the United States and any other jurisdictions in which Lessee conducts its operations.

            (h) Pari Passu Ranking. The obligations of Lessee to pay Rent
                ------------------
hereunder will be direct and unconditional general obligations of Lessee, and will rank in right of payment at least pari passu with all unsecured obligations of Lessee.

            (i) No Conflicting Agreements. Lessee is not a party to any
                -------------------------
agreement or instrument or subject to any charter or other corporate restriction which individually or in the aggregate is, in the reasonable judgment of Lessee, likely to materially adversely affect its ability to perform its obligations under this Lease or the Lease Supplement.

            (j) No Default. No Default or Event of Default has occurred and is
                ----------
continuing.

            (k) Protective Filings. Other than the filing for recordation of
                ------------------
this Lease and the Lease Supplement with the FAA, no other filing or recording of any document and no other action is necessary or advisable in the United States of America, in order to establish and perfect Lessor's title to and interest in the Aircraft as against Lessee and any third parties claiming against or through Lessee, including trustees, custodians and other representatives or similar officials, under any bankruptcy or liquidation law or regulations, or other regulations, or otherwise.

            (1) Registration. Lessee is a "certificated air carrier" under the
                ------------
Federal Aviation Act.

      5.3.  Covenants of Lessee. Until payment in full of all Rent and
            -------------------
performance by Lessee of all its other obligations hereunder, Lessee agrees that:

            (a) Financial Statements, Reports. etc. Lessee shall furnish to
                ----------------------------------
Lessor:

                (i) As soon as available and in any event within 60 days after the close of each of the first three quarters of each fiscal year of Lessee, the balance sheet of Lessee as at the end of such quarterly period and the related statement of earnings for such quarterly period, setting forth in each case in comparative form the corresponding figures for the end of the corresponding period of the preceding fiscal year, certified by the principal financial officer of Lessee;

                (ii) As soon as available and in any event within 120 days after the close of each fiscal year of Lessee, the balance sheet of Lessee as at the end of such fiscal year and the related statement of earnings for such fiscal year, prepared in accordance with generally accepted accounting principles and on a basis consistent with that used in the preparation of the financial statements referred to in Section 5.2(f), except as noted in such balance sheet and statements, certified by Lessee's independent public accountants and including the accompanying footnotes and such accountants' opinion thereon;

                (iii) Promptly after Lessee shall have obtained knowledge of the occurrence of any Default or Event of Default hereunder, a written notice specifying the nature and period of existence thereof and what action Lessee has taken or is taking or proposes to take with respect thereto;

                (iv) Promptly notify Lessor of any damage to the Aircraft if the estimated cost of repair exceeds $200,000;

                (v) Within 30 days after receiving service of process or equivalent notice of any litigation, including arbitrations, involving any claim against Lessee in excess of $5,000,000 and of any proceeding by or before any governmental agency, which litigation or proceeding, if adversely determined, could materially adversely affect the properties, business, prospects or financial condition of Lessee and its subsidiaries on a consolidated basis;

                (vi) Promptly after entering into or becoming bound or affected by any pooling or interchange agreement or arrangement by which any Engine may be affected and promptly after each amendment or modification of any such agreement or arrangement, a copy of such agreement, arrangement, amendment or modification, duly certified by an officer of Lessee as being a complete and correct copy;

                (vii) every three months a copy of all invoices received from Eurocontrol and other airport and overflight authorities and appropriate evidence of payment by Lessee thereof; and

                (viii) Subject to applicable legal restrictions and Lessee's reasonable confidentiality requirements, from time to time such other information as Lessor may reasonably request, which relates to maintenance of the Aircraft and the Engines (including total Flight Hours and Cycles and time between overhauls) and the financial condition and general business operations of Lessee. Lessee agrees to provide GATX Capital Corporation prior to the Delivery Date with one complete copy of the Maintenance Program, entitled Part D "Operation Specifications" and all documents referenced therein and during the Term all periodic updates and revisions thereto, all of which shall be treated as strictly proprietary and confidential and returned at the end of the Term.

            (b) Authorizations. Lessee will obtain from time to time any and all
                --------------
such consents, approvals, licenses and authorizations and make any and all such filings and registrations as shall now or hereafter be required under applicable law and regulations (including foreign exchange laws) for the making and performance by Lessee of this Lease and to the extent such documents are material and non-routine will promptly furnish copies thereof to Lessor.

            (c) Recording. Subject to the requirements of Section 5.4(a), Lessee
                ---------
shall be responsible for and bear the expenses of recording and rerecording, registering and reregistering and filing and refiling this Lease, each and every Lease Supplement, and such other instruments as are necessary or reasonably requested by Lessor to protect the right, title and interest of Lessor hereunder and as owner of the Aircraft.

            (d) Certificated Carrier. Lessee shall do or cause to be done all
                --------------------
things necessary to preserve and keep in full force and effect its status as a duly certificated air carrier pursuant to (or, in the event such law or regulation is superseded, its authorization under) the Federal Aviation Act and pursuant to the laws of the United States of America to be an air carrier engaged in the carriage of persons and property for compensation or hire.

            (e) Corporate Existence. Lessee will at all times maintain its
                -------------------
corporate existence. Without prior written notice to Lessor, Lessee will not consolidate with or merge into any other entity, or sell, lease, exchange, transfer or otherwise dispose (whether in one transaction or in a series of related transactions) of all or substantially all its property, assets or revenues, whether now owned or hereafter acquired.

            (f) Place of Business. Lessee's principal place of business and
              -----------------
executive office are located at 13873 Park Center Road, Suite 490, Herndon, VA 22071.

       5.4. Covenants of Lessor:
            -------------------

            (a) Registration. Lessor will take such action as may be reasonably
              ------------
requested by Lessee, at the expense of Lessee, in order to execute and deliver for filing or recordation the Lease and the Lease Supplement with the FAA. Lessor agrees to deliver to Lessee and to any other person or entity specified by Lessee such notifications, certifications, reports or other documents as may be required by law as a precondition to exemption or other relief from (or reduction of) any Taxes which otherwise would be imposed with respect to any amount payable by Lessee under this Lease.

            (b) Quiet Enjoyment. So long as no Event of Default shall have
              ---------------
occurred and be continuing, Lessor agrees that, except as specifically permitted by the terms of this Lease, it will not, through its own actions or through the actions of others claiming through or under Lessor, interfere with Lessee's peaceful and quiet use, operation and possession of the Aircraft.

            (c) U.S. Citizen. WTC will remain a "citizen of the United States"
                     --------
 as defined in Section 101(16) of the Federal Aviation Act. Upon WTC's actual knowledge that it has ceased to be a "citizen of the United States" the Lessor shall at its expense convey the Aircraft and its rights and obligations hereunder to a "citizen of the United States".

            (d) Lessor Liens. WTC agrees to keep the Aircraft free and clear of
                ------------
Lessor Liens attributable to WTC and unrelated to this Agreement and to indemnify Lessee for any loss, cost, damage or expense suffered by Lessee by reason of the existence of any such Lessor Liens.

                                   Section 6
   Possession; Use: Lawful Insured Operations; Maintenance; Registration and
   -------------------------------------------------------------------------
                                    Insignia
                                    --------

      6.1. Possession. Except as expressly provided in this Lease, the Aircraft
           ----------
and the operations performed therewith, subject to applicable law and the rules and regulations of the FAA shall be under the exclusive control of Lessee until the same are returned pursuant to Section 15 or 17 hereof. Neither Lessee nor any Permitted Sublessee shall without Lessor's prior written consent deliver, relinquish or transfer possession of any Item or Items of Equipment, except for the transfer of possession and replacement of Parts as provided in Sections 6.2,
9.1 and 9.3; provided, however, that, so long as no Event of Default shall have occurred and be continuing, Lessee may, subject to Section 6.6, (a) deliver possession of an Item of Equipment to an FAA-certificated maintenance facility for service, repair, maintenance or overhaul work required by the terms hereof, or for modifications, alterations or additions permitted by the provisions of this Lease; (b) install an Engine on an airframe owned or leased by Lessee, or purchased by Lessee subject to a conditional sale, provided that either (x) such airframe is free and clear of all Liens except Permitted Liens and the right of the parties to the lease or conditional sale or other security agreement covering such airframe or (y) the owner or secured party of such airframe has entered into a Cooperation Agreement in the form of Exhibit
G hereto; (c) Lessee may transfer temporary possession of the Aircraft to the United States of America or any instrumentality or agency thereof pursuant to Executive Order No. 10999, as amended, or any substitute or similar programs; provided, however, no agreement or arrangement described in (a), (b) or (C) above shall contemplate or require the transfer of title to any Engine; and provided further, that the rights of any transferee who receives possession by reason of a transfer permitted by Sections 6.l(a) and (b) shall be expressly subject and subordinate to all the terms of this Lease, including, without limitation the restrictions on the use of the Aircraft contained in Section
6.3 and Lessor's right to terminate this Lease upon the occurrence of an Event of Default and to obtain possession of the Engine regard to any such agreement, lease or sublease, and Lessee shall remain primarily liable hereunder for the performance of all of the terms hereof to the same extent as if such transfer had not occurred. Any transfer of an Engine pursuant to this
Section 6. 1 which results in a transfer of title to such Engine shall be treated as an Event of Loss with respect to such Engine. Lessor agrees to enter into the Cooperation Agreement in the form of Exhibit G hereto.

      If applicable law requires that the Aircraft be registered in a jurisdiction other than the United States during the term of any permitted sublease the Aircraft may be registered in such other jurisdiction provided that notwithstanding such reregistration, all of the other terms and conditions of this Lease are complied with and such sublessee provides Lessor with evidence, reasonably satisfactory to Lessor and Mortgagee, including opinions of counsel reasonably acceptable to Lessor, that Lessor and Mortgagee will retain substantially all of the same rights and protections under this Lease and the Mortgage, respectively and with respect to the Aircraft as if the Aircraft had not been so reregistered. Lessor shall have the right to require Lessee to carry "political risk" insurance of the Aircraft is registered in a jurisdiction outside the United States. Promptly after the end of such sublease, the Aircraft, the Lease and the Mortgage shall be reregistered and refiled with the FAA at the Lessee's expense.

      6.2. Assignment: Sublease. Lessee may enter into a wet lease of the
           --------------------
Airframe or Aircraft with any third party, provided that the operation of the Airframe or Aircraft remains in the exclusive control of Lessee's employees possessing all current certificates and licenses necessary for operation thereof. Lessee may also sublease the Aircraft to any Permitted Sublessee. Lessee shall notify Lessor of any contemplated wet lease or sublease as many days prior to the commencement thereof as may be practical and shall provide Lessor with a certified copy of the related lease documentation as promptly as possible after the execution thereof, but prior to the commencement thereof. Lessee may remove the rental figures therefrom and Lessor shall maintain the confidentiality thereof. No wet lease or sublease of this Aircraft shall extend for more than eight months, including renewals, unless the agreement permits substitution of aircraft. Any wet lease or sublease shall be expressly subordinate to this Lease. No sublease or wet lease shall permit a further wet lease or sublease. Except as provided in this Section 6.2 and in Section 6.1, Lessee will not sublease or otherwise in any manner deliver, transfer or relinquish possession of the Aircraft, the Airframe or any Engine, or assign any of its rights or obligations hereunder and any such purported assignment shall be void ab initio.
              -- ------

       63. Use; Net Lease. Lessee shall use the Aircraft solely in commercial
           --------------
operations for which Lessee is duly authorized. Lessee shall not use, or permit the use of, any Item or Items of Equipment for any purpose for which it is not designed. Lessee shall comply with all regulations of the FAA with respect to the Aircraft. Lessee shall pay for and provide all electric power, oil, fuel and lubricant consumed by and required for the operation of the Aircraft. Lessee shall promptly pay all navigation charges (including landing fees, departure fees and airport taxes) the nonpayment of which could result in a Lien upon the Aircraft.

       6.4. Lawful Insured Operations. Lessee will not cause or permit any Item
            -------------------------
of Equipment to be maintained, used or operated in violation of any law, treaty, statute, rule, regulation or order of any government or governmental authority having jurisdiction or, in the case of the Aircraft and the Engines, in violation of any airworthiness certificate or registration relating thereto, except to the extent any of the foregoing is being contested by Lessee in good faith and by appropriate proceedings. Lessee agrees not to operate the Aircraft, or suffer the same to be operated, (a) unless the Aircraft is covered by insurance or governmental indemnity as required by the provisions of Section 12 hereof, or (b) contrary to the terms of the insurance required by the provisions of Section 12 hereof. If the Aircraft is brought into any location or country in which the insurance or indemnity required by Section 12 is not in full force and effect, Lessee, in addition to its liability under

Sections 17 and 18, shall be liable to Lessor for loss or damage to the Aircraft up to the Insured Value.

      6.5. Registration. Lessee will maintain the registration of the Aircraft
           ------------
with the FAA in the name of Lessor as owner throughout the Term.

      6.6. Maintenance. Lessee, at its own cost and expense, shall:
           -----------

           (a) Service, repair, maintain, overhaul replace (but only in accordance with Section 9 hereof) and test, or cause the same to be done to, each Item leased hereunder (i) so as to keep such Item in good operating condition, (ii) so as to keep the Aircraft in the condition necessary to enable the airworthiness certification of such Aircraft to be maintained in good standing at all times under all applicable laws and regulations, and
(iii) in compliance with Lessee's FAA-approved MD-11 maintenance program (the "Maintenance Program");

           (b) Maintain all records, logs and other materials required by the FAA in respect of the Aircraft and all records required by the FAA to establish traceability of all life-limited parts of the Airframe, the FAK, all Parts and the Engines. All principal records, logs and other materials shall be maintained by Lessee in the English language;

           (c) Promptly furnish to Lessor such information as is known by Lessee to be required, or as Lessor may request to enable Lessor to file any reports required to be filed by Lessor with any governmental authority concerning the Aircraft;

           (d) Incorporate into the Aircraft all alert Service Bulletins issued by any Manufacturer or Supplier and all other Service Bulletins that relate to safety and reliability of the Aircraft which are incorporated into any other MD-11 aircraft owned or operated by Lessee. It is the agreement of the parties that Lessee shall not discriminate against this Aircraft with respect to any maintenance matter;

           (e) Carry out on the Aircraft all Airworthiness Directives ("AD") imposed by the FAA which are applicable to the Aircraft and which are due during the Term. The cost of performing the terminating action required by an AD shall be shared between Lessor and Lessee as follows: Lessee shall pay the first $75,000 of such terminating action and an additional amount equal to the cost of such terminating action multiplied by a fraction the numerator of which is the number of months from the commencement of the terminating action to the end of the Term (assuming neither party exercises any rights under Section 8 below) and the denominator of which is 120. Lessor shall pay any cost of the AD terminating action in excess of the amounts paid by Lessee under the preceding sentence; and

           (f) Cause all modifications, repairs, maintenance and overhauls of the Airframe, the Engines and all Parts, whether scheduled or unscheduled, to be accomplished at FAA licensed repair stations or by an FAA-certified mechanic. All scheduled maintenance and overhauls of the Airframe, Engines and Parts throughout the Term shall be performed at FAA-certificated repair stations specified in the Maintenance Program (the "Authorized Maintenance Performer").

      6.7. Insignia and Notices. Lessee shall affix and maintain in the cockpit
           --------------------
of the Aircraft adjacent to and not less prominent than the airworthiness certificate therein and on each Engine a nameplate satisfactory to Lessor bearing the inscription "This *[Aircraft]* *[Engine]* is owned by Wilmington Trust Company, as Owner Trustee, subject to a Mortgage in favor of GATX
Capital Corporation as Security Agent, and leased to World Airways, Inc.," or such other inscription as Lessor from time to time may reasonably request in order to show its interest in the Aircraft or to show the interests of third parties holding a mortgage or security interest in the Aircraft. Except as otherwise provided, Lessee will not allow the name of any person or entity to be placed on the Airframe or any Engine as a designation that might be interpreted as a claim of ownership except that Lessee or a Permitted
Sublessee may place its customary colors and insignia on the Airframe and any Engine.

      6.8. Maintenance Reserves. On or before the tenth (lOth) day of each
           --------------------
calendar month during the Term, Lessee shall (a) report to Lessor the number of Flight Hours accumulated during the preceding month on the Airframe and each Engine, and (b) pay Lessor as Supplemental Rent an amount equal to the sum of
(i) Two Hundred Dollars ($200) for each flight Hour accumulated on the Airframe (the "Airframe Reserve") plus (ii) Seventy-Three Dollars ($73) (the "Engine Base Rate") for each Flight Hour Accumulated on each Engine (the "Engine Reserves," and, together with the Airframe Reserve, the "Maintenance Reserves"). The amount of the Airframe Reserve payment shall be increased every six months by the increase in the Consumer Price Index (CPI) for urban areas over the preceding six months. The Engine Base Rate shall be escalated and adjusted in accordance with the engine maintenance cost guaranties of UTC.

      The Airframe Reserve shall be allocated to separate accounts as follows:
"C" Checks, Significant Structural Items ("SSI") and Zonal Inspections, $100 per flight Hour (the "C Check Reserve"); APU, $40 per Flight Hour (the "APU Reserve"); Landing Gear, $20 per flight Hour (the "Landing Gear Reserve"); Thrust Reversers, $40 per flight Hour (the "Thrust Reverser Reserve"). The Reserves for the three Engines shall be pooled in a single account.

      The Maintenance Reserves shall remain under the sole control and direction of Lessor and shall be used to reimburse Lessee, within 10 days following receipt of an invoice and proper documentation from Lessee for the actual cost of:

           (i) Scheduled "C" Checks (including lesser checks performed in conjunction with the "C" Checks), Zonal Inspections and Significant Structural Items, up to the amount in the "C" Check Reserve, and APU heavy maintenance, Landing Gear overhaul replacement and overhaul and replacement of Thrust Reversers, up to the amount then remaining in each of such respective Reserves. The parties acknowledge and agree that no portion of the Airframe Reserve shall be used to reimburse Lessee for any other causes, including, without limitation, repairs covered and reimbursed by the Manufacturer's or other warranty, or repairs as a result of any accident, neglect or misuse, or required as a result of any Airworthiness Directives, Service Bulletins or any faulty maintenance or installation; and

           (ii) Engine shop visits (heavy maintenance visits) requiring teardown or disassembly of an Engine, up to the amount then remaining in the Engine Reserve. The parties acknowledge and agree that the Engine Reserves shall not be used to reimburse Lessee for any other engine shop visits for, or work performed on, an Engine, including without, limitation repairs required as a result of faulty maintenance or installation, misuse, neglect, foreign object damage, or other accidental cause (other than ingestion of Parts) or as a result of any Airworthiness Directives. The Engine Reserve shall not be used to reimburse Lessee or any other party for work covered and reimbursed by the Manufacturer's warranty or service life policy.

      If at any time the balance of the funds held in any of the specified Airframe Reserves are insufficient to meet a claim for reimbursement from such specified Reserve, Lessor shall provide an aggregate credit of up to $223,000 for the Airframe Reserves (less the cost of the 1/2 "C" Check performed prior to the Delivery Date). If at any time the amount in a particular Reserve plus the amount of the credit, if any, available from Lessor is insufficient to meet a claim for reimbursement then the shortfall shall be the sole responsibility of Lessee and shall not be carried forward or made the subject of any further claim for reimbursement. All invoices subject to reimbursement from the Maintenance Reserves shall be reduced by the actual amounts of any applicable warranty, guaranty or concession of any Manufacturer or Supplier. Each invoice shall be accompanied by substantiating data from the party performing the work or if such work was performed by Lessee, a certified statement of completion together with completed work cards or other documents reasonably requested by Lessor and a statement from Lessee that the amount of the invoice is appropriate. Any overhaul work performed by Lessee shall be billed at Lessee's actual cost, without provision for overhead or profit.

      Lessor shall maintain the Maintenance Reserves paid by Lessee in an interest-bearing account at a bank selected by Lessor and any interest earned in such account on such funds shall be credited pro rata to the Airframe and Engine Reserves. Lessor shall consult with Lessee regarding investment decisions for such account but the control of such account shall remain with Lessor. Lessor shall have no duty to determine whether any Item requires overhaul or maintenance, or to observe or inspect the overhaul or maintenance of any Item, and Lessor shall not incur any liability or obligation by reason of the failure of the Aircraft to be properly overhauled or maintained or by reason of Lessor's election to observe or inspect or not to observe or inspect any overhaul or maintenance. Prior to the start of a repair of an Engine (after disassembly) Lessee shall send Lessor an estimate of total repair costs including test cell run and consumable liquids.

      At the end of the Term irrespective of the reason for the termination of the Lease, including the destruction of the Aircraft, the balance, if any, of the Maintenance Reserves shall be retained by Lessor. If Lessee receives a credit from UTC (the "UTC Credit") at the end of any annual adjustment period under World's UTC engine maintenance cost guarantee plan (the "UTC Guarantee") during which the Lease was in effect then within 15 days Lessee shall pay Lessor in cash an amount equal to the UTC Credit multiplied by 1.333 multiplied by a fraction the numerator of which is the total Flight Hours accumulated on the Engines during such annual period during the Lease Term and the denominator of which is the total Flight Hours on all Lessee's engines (including the Engines) during such annual period. Lessee shall supply Lessor with all documentation relating to the UTC Credit applicable during the Term.

      6.9. CRAF. Notwithstanding anything in this Lease to the contrary, any
           ----
compliance by Lessee with the requirements of the Civil Reserve Airfleet Program, or any substitute or similar program shall not, in and of itself, result in a Default or Event of Default, provided that promptly after any such requirement terminates Lessee complies with all of its obligations under this Lease.

      6.10. Engines. Lessee will be entitled to temporarily remove any of the
            -------
Engines from the Aircraft and install another engine or engines on the Aircraft, provided that the replacement engine is a Pratt and Whitney 4000 series engine suitable for use on the Airframe and any other applicable requirements of this Lease are satisfied.


                                   Section 7
                                   Inspection
                                   ----------

      Lessee shall furnish to Lessor such information concerning the location, condition, use and operation of the Engines, the Aircraft or any Part thereof as Lessor may reasonably request. Lessee shall permit any person or entity designated in writing by Lessor to visit and inspect (at any reasonable time upon reasonable notice) the Engines, the Aircraft or any part thereof, their condition and the records maintained in connection therewith, including the Maintenance Program, which shall not be copied and shall be maintained as confidential. Lessor shall have no duty to make any such inspection and shall not incur any liability or obligation by reason of not making any such inspection. Lessor agrees that such requests will be coordinated with Lessee so as to cause no disturbance to Lessee's operation and no material disturbance to its personnel and so as not to increase the down time of the Aircraft. Lessor agrees that no more than 3 inspectors will be inspecting the Aircraft at any one time and no more than 3 inspectors will be at Lessee's premises inspecting the Aircraft documentation at any one time.



                                   Section 8
                        Early Termination and Extension
                        -------------------------------

      8.1. Early Termination. On not less than eight months prior written
           -----------------
notice, Lessor may terminate this Lease as of any Basic Rent Payment Date and Lessee shall redeliver the Aircraft and Aircraft Records to Lessor in compliance with Section 15 hereof.

      8.2. Extension. Unless Lessor notifies Lessee that the Aircraft is to be
           ---------
returned, Lessee may on as many occasions as Lessee may elect, eight months prior to the then-scheduled expiration of the Term, elect to extend the Term for an additional month. All terms and conditions of this Lease shall continue during such extension(s).

                                   Section 9

       Replacement and Pooling of Parts; Alterations, Modifications, Etc.
       -----------------------------------------------------------------

      9.1. Replacement of Parts. Lessee, at its own cost and expense, shall
           --------------------
promptly replace all Parts which may from time to time become worn out, lost, stolen, destroyed, seized, confiscated, damaged beyond repair or permanently rendered unfit for use for any reason whatsoever. In addition, in the ordinary course of maintenance, service, repair, overhaul, modification or testing, Lessee may remove any Part, whether or not worn out, lost, stolen destroyed, seized, confiscated, damaged beyond repair or permanently rendered unfit for use; provided that Lessee shall promptly replace such Part. All replacement Parts shall be free and clear of all Liens, other than Permitted Liens, and shall be in as good operating condition as, and shall have a value and utility at least equal to, the Parts replaced, assuming such replaced Parts were in the condition and repair required to be maintained by the terms hereof.

      9.2. Title to Replaced and Replacement Parts. All Parts removed from the
           ---------------------------------------
Airframe and the Engines shall remain the property of Lessor and subject to this Lease, no matter where located, until such time as such Parts shall be replaced by Parts which have been incorporated or installed in or attached to the Airframe or an Engine and which meet the requirements for replacement Parts specified above. Immediately upon any replacement Part becoming incorporated, installed or attached as above provided, without further act, (a) title to the replaced Part shall thereupon vest in Lessee, free and clear of all rights of Lessor and its assigns; (b) such replaced Part shall no longer be deemed a Part hereunder; (c) title to the replacement Part shall thereupon vest in Lessor; and (d) such replacement

Part shall become subject to this Lease and be deemed to be a Part hereunder to the same extent as the Parts originally incorporated or installed in or attached to the Airframe and the Engines.

      9.3. Pooling. Any Part removed from the Airframe or any Engine as provided
           -------
in Section 9.1 may be subjected by Lessee to a normal pooling arrangement customary in the airline industry entered into in the ordinary course of Lessee's business with another air carrier; provided that a part replacing such removed Part shall be incorporated or installed in or attached to such Airframe or Engine in accordance with Section 9.1 as promptly as possible after the removal of such removed Part.

      Any replacement Part when incorporated or installed in or attached to the Airframe or an Engine in accordance with Section 9.1 hereof may be owned by another air carrier, subject to a normal pooling arrangement; provided that Lessee, at its expense, as promptly thereafter as possible either (a) causes title to such replacement Part to vest in Lessor in accordance with Section 9.2 by Lessee acquiring title thereto for the benefit of Lessor, free and clear of all Liens, other than Permitted Liens, or (b) replaces such replacement Part by incorporating or installing in or attaching to the Airframe or an Engine a further replacement Part owned by Lessee free and clear of all Liens, other than Permitted Liens.

      9.4. Alterations, Modifications and Additions. Except as provided in this
           ----------------------------------------
Section 9 and in Section 6.6 hereof, Lessee shall not make any alteration, modification or addition to the Airframe or any of the Engines. Lessee, at its own expense, provided no Event of Default is continuing, may from time to time make such alterations and modifications in and additions to each Item of Equipment as Lessee may deem desirable in the proper conduct of its business, provided that no such alteration, modification or addition adversely alters the structure of the Aircraft or in any way diminishes the value, utility or useful life of such Item of Equipment or impairs the condition of airworthiness thereof below the value, utility, useful life, condition and airworthiness thereof below the value, utility, useful life, condition nd airworthiness thereof immediately prior to such alteration, modification or addition, assuming such Item of Equipment was then of the value, utility and useful life and in the condition and airworthiness required to be maintained by the terms of this Lease.


      9.5. Title to Parts. Subject to the provisions hereof, title to all Parts
           --------------
incorporated or installed in or attached or added to each Item as the result of any alteration, modification or addition shall, without further act, vest in the Lessor and become subject to this Lease; provided, however, that so
                                                -----------------
long as no Event of Default shall have occurred and be continuing, at any time during the Term, the Lessee may remove any Part from an Item of Equipment, provided that (a) such Part is in addition to, and not in replacement of or in substitution for, any Part originally incorporated or installed in or attached to such Item at the time of delivery thereof hereunder or any Part in replacement of, or substitution for, any such original Part; (b) such Part is not required to be incorporated or installed in or attached or added to such Item pursuant to the terms hereof; and (c) such Part can be removed from such Item without diminishing or impairing the value, utility or airworthiness which such Item would have had at such time had such alteration, modification or addition not occurred. Upon the removal by Lessee of any such Part as above provided, title thereto shall, without further act, vest in Lessee and such Part shall no longer be deemed a Part hereunder. Any Part not removed by Lessee as above provided prior to the return of the respective Item to Lessor hereunder shall remain the property of Lessor and subject to this Lease.

      9.6. Engine Interchange. Provided no Event of Default exists and is
           ------------------
continuing, Lessee may subject the Engines to normal interchange agreements (copies of which shall have been provided to Lessor) with any Permitted Sublessee or may subject any Engine to normal pooling or similar arrangements, in each case customary in the airline industry and entered into by Lessee in the ordinary course of its business; provided, however, that no such agreement or arrangement shall contemplate or require the transfer of title to any Engine.

                                   Section 10
                                     Taxes
                                     -----

      10.1. General. Lessee shall pay, assume liability for and indemnify,
            -------
protect, defend, save and hold Lessor, WTC, Beneficiary, any permitted successor, assignee or transferee of Lessor and any affiliate of any of the foregoing with which such entity files a consolidated or combined return (each a "Tax Indemnitee"), harmless from and against all taxes (including value-added taxes), fees (including license and registration fees), levies, imposts, duties, charges or withholdings of any nature whatsoever, together with any penalties, fines or interest thereon (all the foregoing being collectively called "Taxes") which are imposed by any government (or any political subdivision or fiscal or taxing authority thereof) and are imposed on or with respect to, or are measured by, (a) this Lease, (b) the Aircraft or any part thereof, (c) the purchase, acceptance, rejection, ownership, delivery, possession, use, presence, storage, registration, deregistration, modification, maintenance, operation, sale, return, leasing or other disposition thereof, or, (d) the receipts, earnings or other amounts arising from the Aircraft, any Part or this Lease; provided, however, the foregoing indemnity shall not apply to (i) Taxes imposed on or measured by the net income, capital adequacy, capital stock or capital gains of a Tax Indemnitee or that are minimum or alternative minimum Taxes or doing business Taxes imposed on or against a Tax Indemnitee, unless such Tax resulted solely from the operation by Lessee of the Aircraft in such jurisdiction; (ii) Taxes imposed with respect to the period prior to the Delivery Date or after full and final compliance by Lessee with all terms of this Lease, (iii) Taxes imposed as a result of a sale, transfer of title, mortgaging, pledging, financing or transfer or other disposition by any Tax Indemnitee of the Aircraft or part thereof or interest therein or any interest in or obligation under this Lease or in any Tax Indemnitee unless such disposition occurs by reason of the exercise of the Lessor's remedies under this Lease upon an Event of Default, or (iv) Taxes which any Tax Indemnitee is subject to as a result of business or transactions unrelated to the transactions contemplated by this Lease or that result from the Tax Indemnitee or any affiliate being incorporated or maintaining an office or place of business in the jurisdiction imposing the Tax (except to the extent such Tax is increased by reason of Lessee's activities in such jurisdiction); (v) Taxes that are a result of (a) the gross negligence or willful misconduct of any Tax Indemnitee or the breach of any of the covenants of or the inaccuracy at the time made of any of the representations or warranties of any Tax Indemnitee in this Lease or any related document, (b) the failure of any Tax Indemnitee to file any return properly and timely or to comply with any certification, information, documentation, reporting or other similar requirement or (c) any Lessor Lien,
(vi) Taxes imposed under (A) Section 4975 of the Internal Revenue Code of 1986 as amended (the "Code") or under Part 4 or Part 5 of Subtitle B of the Employment Retirement Income Security Act of 1974 as amended or (B) Sections 59A, 3406 or 4701 of the Code or (C) any analogous provisions of any successor legislation.

      10.2. Withholding Taxes. Except in the case of a Tax described in Section
            -----------------
10.1 (i) through (vi), if Lessee is required by law to make any withholding from Rent any other amount payable by Lessee to Lessor (or any other Tax Indemnitee) under this Lease, Lessee shall pay to such Tax Indemnitee such additional amount as may be necessary to enable such Tax Indemnitee to receive (after such withholding) an amount equal to the full amount then payable to such Tax Indemnitee absent such withholding. As soon as practicable after Lessee makes any withholding from any amount payable to a Tax Indemnitee under this Lease, Lessee shall deliver to such Tax Indemnitee a receipt or other document, reasonably satisfactory to such Tax Indemnitee and reasonably obtainable by Lessee, evidencing such withholding and the payment of the amount withheld to the relevant governmental authority, for the purpose of enabling such Tax Indemnitee to substantiate a claim for credit or deduction for income tax purposes of the amounts so withheld. Notwithstanding anything to the contrary in this Lease, Lessee shall have no obligation to indemnify for any Taxes (including withholding Taxes) imposed on or with respect to or attributable to (i) the Senior Mortgage and/or the Subordinated Mortgage (or any payments with respect to such Mortgages) or (ii) any Lessor Lien or Debt incurred by a Tax Indemnitee that is secured by the Aircraft or any Part thereof.

      10.3. Amount of Indemnity. Each indemnity provided for in this Section 10
            -------------------
shall be in an amount which, after taking into account all taxes, fees or other charges imposed with respect thereto or as a result of the receipt thereof by any jurisdiction (whether or not excepted above), and after taking into account any deductions or tax savings (whether by credit, deduction or otherwise) actually realized by such Tax Indemnitee as a result of the payment of such amount or the event or circumstance which gave rise to the payment shall be equal to the amount of such indemnity otherwise payable hereunder. Any payment required to be made by Lessee under this Section 10 shall be due and payable within 30 days following Lessee's receipt of a Tax Indemnitee's written demand therefore

(accompanied by a written statement of such Tax Indemnitee describing in reasonable detail the Taxes for which such Tax Indemnitee is demanding an indemnity and the computation of the amount of the indemnity being demanded), subject to the provisions of Section 10.4. If any Tax Indemnitee or any of its affiliates actually realizes a net tax benefit, savings, deduction or credit as a result of any payment by Lessee pursuant to this Section 10, not Previously taken into account in computing such payment, the applicable Tax Indemnitee shall promptly pay to Lessee an amount equal to the sum of (i) the actual net reduction in Taxes, if any, realized by such Tax Indemnitee and its affiliates which is attributable to such net tax benefit, savings, deductions or credits and (ii) the actual net reduction in any Taxes realized by Tax Indemnitee and its affiliates as the result of any payment made by such Tax Indemnitee pursuant to this sentence.

      10.4. Contest. If a claim is made against a Tax Indemnitee for any Tax
            -------
that is subject to indemnification under this Section 10, such Tax Indemnitee will promptly, and in any event within 30 days after such Tax Indemnitee is aware of such claim, give Lessee written notice of such claim. If Lessee so requests in writing within 30 days after receipt of such notice, (x) such Tax Indemnitee shall permit Lessee to contest the claim in the name of such Tax Indemnity or in the name of Lessee, to the extent permitted by law, or (y) if such claim together with other claims which could be made with respect to other transactions to which such Tax Indemnitee is then a party would (if sustained) have a material adverse effect on such Tax Indemnitee's business or financial affairs (a "Special Claim"), or (z) if Lessee shall not be permitted by law to contest such claim on behalf of such Tax Indemnitee, such Tax Indemnitee shall contest such claim in good faith, provided in each case only if: (a) such Tax Indemnitee shall have received an indemnity reasonably satisfactory to it for all expenses reasonably expected to be paid in contesting the claim (including attorneys' and accountants' fees and disbursements); (b) the action to be taken will not involve any material risk of the sale, forfeiture or loss of, or the creation of any Lien on (except a Permitted Lien or a Lien which Lessee shall have bonded in an amount and manner reasonably satisfactory to such Tax Indemnitee), the Aircraft or any Part thereof or any interest therein; (c) if such contest shall be conducted in a manner requiring the payment of the claim, Lessee shall have advanced the amount required on an after-tax basis; (d) no Event of Default shall have occurred and be continuing and Lessor, or such other Tax Indemnity as may be appropriate, shall be receiving all amounts of Rent when payable, without reduction by reason of such Tax; and (e) if such claim is a Special Claim, such Tax Indemnitee shall have received a legal opinion (at the expense of Lessee) from counsel reasonably satisfactory to such Tax Indemnity indicating that a reasonable basis for such contest exists. Such Tax Indemnity and Lessee shall in good faith consider the other party's views regarding the conduct of the contest. Such Tax Indemnitee and Lessee shall provide to each other, upon request, such reasonably obtainable information and such other reasonable assistance as may be necessary or advisable for the effective evaluation or conduct of such contest. Notwithstanding the foregoing provisions of this
Section 10.4, if at any time Lessor waives its right of indemnification under this Section 10 in respect of a claim, or if, after having received payment of indemnification from Lessee hereunder in respect to such claim, Lessor tenders such payment to Lessee, then Lessee shall not be entitled to contest, or to continue to contest, any such claim. If any Tax Indemnitee or any of its affiliates shall receive a refund of, or receive a credit for (or would have received such a refund or credit but for a counterclaim or other claim not indemnified by Lessee hereunder (a "deemed refund or credit")) all or any part of any Taxes paid, reimbursed or advanced by or on behalf of Lessee pursuant to this Lease (including Sections 10.1, 10.2 or this 10.4), the applicable Tax Indemnitee shall pay to Lessee within 10 days of such receipt (or, in the case of a deemed refund or credit, within 10 days of the resolution of such contest), an amount equal to such refund or credit or deemed refund or credit (along with interest on such amounts actually received from the applicable taxing authority fairly attributable to such amounts).

      10.5. Tax Returns. Lessee will provide such information as may be
            -----------
reasonably requested by Lessor and reasonably obtainable by Lessee to enable Lessor to fulfill its tax filing requirements with respect to the transactions contemplated hereby. In the event that any return, statement or report is required to be made or filed with respect to any Tax indemnified against by Lessee under this Section 10, Lessee shall notify Lessor of such requirement and
(a) to the extent permitted by law and requested by Lessor or required by law, make and file in its own name such return, statement or report in such manner as will show the ownership of the Aircraft in Lessor and furnish Lessor with a copy of such return, statement or report or (b) where such return, statement or report is required to be in the name of or filed by Lessor, prepare and furnish such return, statement or report for filing by Lessor in such manner as shall be satisfactory to Lessor and send the same to Lessor for filing no later than 30 days prior to the due date. Where Lessor is required to make or file a return statement or report reflecting items other than or in addition to Taxes indemnified against by Lessee under this Section 10, Lessee shall, upon Lessor's request, provide Lessor with information within a reasonable time, sufficient to permit such return, statement or report to be properly made and timely filed.

      10.6. Mutual Assistance. Lessor, each Tax Indemnitee and Lessee agree to
            -----------------
consider in good faith any reasonable modifications of the transaction described in this Lease that would reduce or eliminate any Tax imposed on either party as a result of such transaction and each such person shall cooperate in good faith in providing information on forms or otherwise so as to reduce or eliminate any Taxes subject to indemnification under this Lease. Without limiting the foregoing, Lessor and Lessee shall cooperate (without any expense to Lessor) as to the location of the Aircraft at the commencement of this Lease in order to minimize or eliminate any sales or use Tax that might otherwise be payable in respect of the transactions contemplated hereby.

                                   Section 11
                                 Events of Loss
                                 --------------

      11.1. With Respect to the Aircraft. Upon the occurrence of an Event of
            ----------------------------
Loss with respect to the Aircraft, Lessee shall forthwith (and in any event within 10 days after such occurrence) give Lessor written notice of such Event of Loss, and Lessor and Lessee shall proceed diligently and cooperate fully with each other in the recovery of any and all proceeds of insurance applicable thereto. Rent shall continue to accrue and be paid hereunder until such time as Lessor has received the full amount due under this Section 11. On the earlier of the receipt of payment from the insurers or 90 days following the date of occurrence of such Event of Loss, Lessee shall pay to Lessor, in immediately available funds, the Insured Value for the Aircraft.

      At such time as Lessor has received the entire amount set forth above, together with all accrued and unpaid Rent and any other amounts due Lessor hereunder, Lessor shall transfer to Lessee all of Lessor's right, title, and interest, "as-is", "where-is," without recourse or warranty, express or implied, in and to (a) the Aircraft, (b) all claims for damage to the Aircraft, if any, against third persons arising from the Event of Loss (unless any insurance carrier requires that such claims be assigned to it), and (c) all rights to any insurance claims and proceeds under all insurance, except liability insurance, maintained by Lessee hereunder, all without representation, recourse or warranty of any kind whatsoever, except that Lessor shall warrant that it has title to the Aircraft free and clear of Lessor Liens and Liens existing prior to the Delivery Date. Lessee shall be entitled to receive all insurance proceeds applicable to the Aircraft over and above the amount due Lessor under the Preceding sentence, if any, as compensation for the loss of Lessee's leasehold interest in the Aircraft.

      11.2. With Respect to an Engine. Upon the occurrence of an Event of Loss
            -------------------------
with respect to an Engine under circumstances in which there has not occurred an Event of Loss with respect to the Aircraft, Lessee shall forthwith (and in any event within 10 days after such occurrence) give Lessor written notice thereof and Lessee shall replace such Engine as soon as reasonably possible (and, in any event, within 120 days following such Event of Loss) by duly conveying to Lessor, free and clear of all Liens, except Permitted Lines, title to another engine of the same or an improved model and suitable for installation and use on the Airframe, which engine shall have a value and utility at least equal to, and be in as good operating condition as, the Engine with respect to which such Event of Loss shall have occurred, assuming such Engine was of the value and utility and in the condition and repair as required by the terms hereof immediately prior to the occurrence of such Event of Loss. Such replacement engine shall be deemed an "Engine" as defined herein for all purposes hereunder. Lessee agrees to promptly notify Lessor of any such substitution provide Lessor with an officer's certificate demonstrating full compliance with this Section 11.2 and Lessee agrees to take such action and execute such documents, including a warranty bill of sale, as Lessor may reasonably request in order that any such replacement Engine shall be duly and properly titled in the name of Lessor and leased hereunder to the same extent as any Engine replaced thereby. Lessor shall take such action and shall execute such documents as are reasonably necessary to convey the Engine replaced pursuant to the preceding sentence to Lessee or its designee on an as-is, where-is basis, without recourse to or warranty by Lessor except that Lessor shall warrant that it has title free and clear of Lessor Liens and Liens existing prior to the Delivery Date.

       11.3. Application of Payments from Governmental Authorities. Payments
             ------------------------------------------------------
received by Lessor or Lessee from any governmental authority or entity with respect to an Event of Loss resulting from the condemnation, confiscation or seizure of, or requisition of title to an Aircraft, an Airframe or any of the Engines, shall be retained by Lessor, if received by Lessor, or promptly paid over to Lessor, if received by Lessee, up to the Insured Value (plus any amounts of Rent then due and owing). At such time as Lessor has received such amounts in full, Lessor shall promptly remit the excess, if any, of such payments to Lessee. Payments received by Lessor or Lessee from any governmental authority or entity with respect to a requisition of use during the Term of an Aircraft, an Airframe or any of the Engines shall be retained by or paid to Lessee, and Lessee's obligation to make all payments of Rent shall continue undiminished. Payments received by Lessor or Lessee with respect to periods after the end of the Term shall be paid to (or retained by) Lessor unless an Event of Loss has occurred and Lessor has received the amounts due under Section 11.1.

                                 Section 12
                                 Insurance
                                 ---------

      12.1. Public Liability, Bodily Injury and Property Damage Liability
            -------------------------------------------------------------
Insurance. Lessee, at its own expense, shall maintain in effect third
- ---------
party aircraft liability insurance (which includes coverage with respect to liabilities arising while the Items of Equipment are not in operation), passenger legal liability insurance and property damage liability insurance, including contractual liability and products liability insurance and war risk liability insurance in accordance with AV52 or its equivalent, including the buyback of all war risk perils (except nuclear) during the Term in an amount not less than the greatest of (a) $700,000,000, (b) that amount normally carried by national and international carriers engaged in similar business and similarly situated to Lessee or (c) the amount normally carried by Lessee on its other owned or leased MD-11 aircraft, for any one accident, or series of accidents arising out of any one event, with respect to the Items of Equipment. Any such liability insurance policy may be subject to a deductible in an amount not to exceed $1,250 each claim in respect of passenger's baggage, or such other amount as is standard market deductible for baggage, and $5,000 each claim in respect of freight. All such policies shall be maintained in effect with insurers and (subject to Section 12.3 below) reinsurers of recognized reputation and responsibility, reasonably satisfactory to Lessor. Any policies of insurance and reinsurance carried in accordance with this Section 12.1 and any policies taken out in substitution or replacement for any of such policies shall: (i) name, as additional insureds, Lessor, WTC, GATX Capital Corporation and Credit Lyonnais and their respective successors and assigns (notice of which assignment or successor and the address of the new party and the fax and the telex numbers of all parties having been supplied to Lessee's insurance broker) (collectively, the "Additional Insureds"); (ii) provide that in respect of the interests of the Additional Insureds such policies of insurance shall insure the Additional Insureds regardless of any breach or violation of any warranty, declarations or conditions contained in such policies by Lessee; and (iii) provide that if such insurance is cancelled for any reason whatever, or the same is allowed to lapse for nonpayment of premium, or if there is any adverse change in policy terms and conditions, such cancellation, lapse or change shall not be effective until 30 days (and with respect to war risk insurance, such shorter period as shall be customary in the worldwide aviation insurance market for such insurance in such area of the world) after receipt by the Additional Insureds of written notice from such insurers of such cancellation, lapse or change. Each liability policy shall (A) be primary without right of contribution from any other insurance which is carried by the Additional Insureds, (B) expressly provide that all of the provisions thereof, except the limits of liability, shall operate in the same manner as if there were a separate policy covering each insured, but this shall not operate in respect of loss of or damage to the Airframe or Engines insured under the Hull All Risks, Hull War Risks or Spares Policies issued to Lessee, (C) provide that the insurers agree to waive any right of subrogation against any Additional Insured but only to the extent that the Lessee has waived its right of recovery against the Additional Insured; and (D) provide for world wide coverage in full force and effect throughout any geographical areas (except as are excluded from War Risk coverage) traversed by the Aircraft or Engines. Without increasing the scope of coverage under the airline liability policies, the insurers thereunder shall acknowledge the existence of the indemnification provisions of this Lease.

      12.2. Insurance Against Loss or Damage to the Aircraft. Lessee, at its own
            ------------------------------------------------
expense, shall maintain in effect with insurers and (subject to Section 12.3 below) reinsurers of recognized reputation and financial responsibility: (a) all-risk ground and flight aircraft hull insurance covering the Aircraft; (b) all-risk spares coverage with respect to any Engines or Parts while removed from the Aircraft and replaced; and (c) war risk, hijacking (air piracy), confiscation, nationalization, expropriation, and related perils coverages.
All such insurance shall be in full force and effect throughout any geographical areas (except as are excluded from War Risk coverage) traversed at any time by the Aircraft, shall be payable in Dollars in the United States and shall be in an amount of not less than the Insured Value. Any Hull War Aggregate applicable to the Aircraft shall be not less than $300,000,000 (to be increased upon policy renewal to at least $3 15,000,000) and, if losses erode the Aggregate during the policy period, Lessee shall use its best efforts to provide that the Aggregate shall be reinstated for the remainder of the policy period. Any hull insurance carried in accordance with this Section
12.2 shall not contain a provision for deductible or self-insured amounts in excess of $1,000,000. Each Engine, after removal pursuant to Section 6.1, if another engine has been installed on the Airframe in lieu of such Engine, shall be insured for not less than $7,500,000 under an aircraft spares policy reasonably acceptable to Lessor. Any policies carried in accordance with this
Section 12.2 shall (i)
name the Lessor, Lessee and the Mortgagee as loss payees; (ii) be made payable as provided in Sections 12.5 and 12.6 below; (iii) provide that if such insurance is cancelled for any reason whatever, or the same is allowed to lapse for nonpayment of premium, or if there is any adverse change in policy terms and conditions, such cancellation, lapse or change shall not be effective until 30 days (and with respect to war risk insurance, such shorter period as shall be customary in the worldwide aviation insurance market for such insurance in such area of the world) after receipt by the Additional Insureds of written notice from such insurers of such cancellation, lapse or change ; (iv) provide that in respect of the interests of the Additional Insureds in such policies the insurance shall insure the Additional Insureds regardless of any breach or violation of any warranties, declarations or conditions contained in such policies by Lessee; (v) include waivers by the insurers of any rights of subrogation or set-off, counterclaim or other deduction whether by attachment or otherwise, in respect of any liability of any Additional Insured but only to the extent that the Lessee has waived its right of recovery against the Additional Insured; (vi) be primary without right of contribution from any other insurance which is carried by any Additional Insured as respects contingent hull/spares or hull total loss only coverage; and (vii) provide that the Hull Risks Policy and the Hull War and Allied Risks Policy shall each be endorsed to include a "50/50" clause in accordance with clause AVS 103 or its equivalent.

      Lessee may obtain additional hull and liability insurance on the Aircraft, over and above the amounts required hereunder.

      12.3. Reinsurance. The risks required to be insured against pursuant to
            -----------
Sections 12. 1 and 12.2 shall be either directly placed in the worldwide aviation insurance market or shall be fully reinsured in the London, French, American and/or Nordic markets (or any other market acceptable to Lessor) with reinsurance companies or underwriters reasonably acceptable to Lessor (the "Foreign Reinsurers"). All such reinsurance shall comply with all the terms and conditions for insurance required by this Section 12. With respect to reinsurance for the risks required to be insured against pursuant to Section
12.2 above, the Foreign Reinsurers shall be directly liable to the Additional Insureds for all claims arising under such reinsurance in accordance with "cut-through" endorsements in which the Foreign Reinsurers agree to make payment of reinsurance proceeds directly to the Additional Insureds in accordance with Sections 12.5 and 12.6. Payment directly to the Additional Insureds shall be considered a complete discharge of the Foreign Reinsurers' liability to Lessee's primary insurers (the "Local Insurers"). The Local Insurers shall agree that upon knowledge of any loss or losses which may give rise to a claim under any reinsurance policy, they shall promptly advise the Foreign Reinsurers thereof and shall promptly furnish the Foreign Reinsurers with all information available from time to time respecting any loss or losses which may be insured under such reinsurance policies, but any failure to give such notice or furnish such information shall not affect any Foreign Reinsurer's liability to the Additional Insureds under any reinsurance policy provided that such Foreign Reinsurer has received notice of such loss or losses from some other source. The Local Insurers shall agree that the Foreign Reinsurers, at their option, shall also have the right to appoint adjusters, assessors and/or surveyors and to control any loss or losses insured under such reinsurance policies, but failure by the Local Insurers to abide by the foregoing agreement shall not affect any Foreign Reinsurer's liability to the Additional Insureds under the reinsurance policy.

      12.4. Replacement Insurance. If Lessee shall fail to maintain any or all
            ---------------------
of the insurance as provided in this Section 12, Lessor may at its option provide such insurance and, in such event, Lessee shall, upon demand, reimburse Lessor, as Supplemental Rent, for the cost thereof plus interest at the Incentive Rate. Provided that Lessor has received not less than three Business Days notice of Lessee's failure to maintain the required insurance, Lessor shall give Lessee not less than one Business Day's notice prior to the placement of substitute insurance by Lessor.

      12.5. Application of Proceeds in an Event of Loss. All payments under
            -------------------------------------------
hulls and spares insurance policies required to be maintained hereunder as the result of the occurrence of an Event of Loss shall be applied as follows:

            (a) If such payments are received with respect to the Airframe (or the Airframe and the Engines or engines installed thereon), Lessor and Lessee shall proceed diligently and cooperate fully with each other in the recovery of any and all proceeds of insurance applicable thereto, and so much of such insurance proceeds as shall not exceed the sums due under Section 11.I above shall be paid to Mortgagee. Any proceeds of insurance maintained by Lessee in excess of the sums due under Section 11. 1 or received after full payment of the sums due under Section 11. 1 shall be payable to Lessee.

            (b) If such payments are received with respect to an Engine under the circumstances contemplated by Section 11.2 hereof, provided that no Event of Default exists and is continuing, such payments shall be paid over to, or retained by, Lessee, provided that Lessee shall have fully performed the terms of Section 11.2 hereof with respect to the Event of Loss for which such payments are made.

            In any event Lessor shall be entitled to receive all insurance proceeds derived from insurance coverage paid for by Lessor.

      12.6. Application of Proceeds in the Absence of an Event of Loss. As
            ----------------------------------------------------------
between Lessor and Lessee, the insurance payments of any property damage loss to the Aircraft or any Engine not constituting an Event of Loss with respect thereto will be applied as follows:

          (a) in respect of a claim for damage not exceeding $1,000,000 any payment from the insurers and/or reinsurers shall be released directly to Lessee, or where the work has been contracted out, to the repairers; and

          (b) in respect of a claim where damage exceeds $1,000,000 any payment from the insurers and/or reinsurers shall be payable to Lessor or its assignee(s) up to and including the amount of the Insured Value, but will be paid over to Lessee in reimbursement for completed repairs or, where the approved work has been contracted out, will be paid over to the repairer.

          Any amount referred to in this Section 12.6 which is payable to Lessee shall not be paid to Lessee if at the time of such payment an Event of Default shall have occurred and be continuing, but shall be held by Lessor as security for the obligations of Lessee under this Lease and such amount shall be paid to Lessee at such time as there no longer exists any Default or Event of Default.

      12.7. Reports, etc. Lessee and Lessee's independent insurance broker shall
            ------------
advise Lessor in writing promptly of any default in the payment of any premium and of any other act or omission on the part of Lessee which might invalidate or render unenforceable, in whole or in part, any insurance or reinsurance on the Aircraft. No notice from broker shall be required unless such broker has knowledge of such act or omission. On the Delivery Date and at least 10 days prior to the expiration or termination date of any insurance policy maintained with respect to the Aircraft pursuant to this Section 12, Lessee shall provide Lessor with a new certificate of insurance executed by an independent aircraft insurance broker and the written opinion of such broker as to Lessee's continued compliance with the provisions of this Section 12.

      12.8. Lessor's Additional Insurance. Lessor, at its option and at its sole
            -----------------------------
expense, may obtain insurance with respect to the Aircraft; provided, that no such insurance shall have the effect of making more expensive, suspending, impairing, defeating, invalidating or rendering unenforceable or reducing, in whole or in part, the coverage of or the proceeds payable under any insurance required to be provided and maintained by Lessee pursuant to this Section 12.

      12.9. Lessor Not Liable For Premiums. All policies of insurance and
            ------------------------------
reinsurance carried hereunder shall clearly state that none of the Additional Insureds or any assignee thereof, shall have any liability for or obligation with respect to premiums, commissions, assessments or calls.

      12.10. Government Indemnity. Notwithstanding any other provision of this
             --------------------
Lease requiring Lessee to maintain insurance, Lessor agrees to accept, in lieu of insurance against any risk with respect to the Aircraft indemnification from the United States Government or any agency or instrumentality thereof or Title XIII Insurance issued by the FAA or any agency or department of the United States Government, or any substantially similar successor or replacement program of the United States Government, against such risk in an amount which, when added to the amount of insurance against such risk maintained by Lessee (including permitted self-insurance as set forth herein) with respect to the Aircraft, shall be at least equal to the amount of insurance against such risk otherwise required by this Section 12.



                                 Section 13
                            General Indemnification
                            -----------------------

      13.1. Scope. Lessee shall hold Lessor, Beneficiary, WTC and their
            -----
successors, assigns, officers, directors, employees and agents (each an "Indemnitee") harmless from any and all claims, demands, suits, causes of action and all legal proceedings, whether civil or criminal, damages, losses, liabilities (including, but not limited to, strict liability in tort), obligations, penalties, judgments or fines and other sanctions, and any costs and expenses in connection therewith, including reasonable legal fees and expenses of whatever kind and nature ("Loss") which may result from or arise out of (a) the condition, use or operation during the Term of any Item of Equipment either in the air or on the ground, or (b) any maintenance, service, repair, overhaul or testing of any Item during the Term, whether or not such Item is at the time in the possession of Lessee; provided, however, that Lessee shall not be required to indemnify any Indemnitee, (i) to the extent that a Loss is caused by acts or events which occur prior to the Delivery Date or after full and final compliance by Lessee with all terms of the Lease, (ii) for any Tax or a loss of tax benefit (it being understood that Section 10 provides for Lessee's sole liability with respect to Taxes), (iii) for a Loss which results solely from the gross negligence or willful misconduct of any Indemnitee, (iv) to the extent an Indemnitee suffers a Loss as a result of (A) the voluntary transfer of the Aircraft or other voluntary disposition of the Aircraft by any Indemnitee other than pursuant to Sections 11 or 17 of this Lease, (B) a transfer or disposition of the Aircraft by any Indemnitee from bankruptcy or other proceedings for the relief of debtors in which any Indemnitee is the debtor, whether voluntary or involuntary, or (C) the breach by an Indemnitee of its covenants, representations or warranties contained herein or in any other agreement delivered in connection herewith.

      Nothing herein shall be deemed to constitute a guaranty of any useful life or present or future residual value of the Aircraft.

      If an Indemnitee has actual knowledge of any claim or liability indemnified against under this Section 13, it shall give prompt written notice thereof to the Lessee. In case any action, suit or proceeding shall be brought against any Indemnitee for which indemnity may be sought under this Section 13, such Indemnitee shall notify Lessee of the commencement thereof, and Lessee may, at its expense, participate in and, to the extent that it shall wish assume the defense thereof, with counsel reasonably satisfactory to such Indemnity; provided, that no Event of Default shall have occurred and be continuing
- --------
pursuant to which the Lessor is exercising its remedies under Section 17 of this Lease. If Lessee assumes the defense of such action, suit or proceeding, such Indemnitee may participate in such defense at such Indemnitee's expense; provided, however, that if in the written opinion of counsel to such Indemnitee an actual or potential material conflict of interest exists where it is advisable for such Indemnitee to be represented by separate counsel, the reasonable fees and expenses of such separate counsel shall be borne by the Lessee. With respect to any amount which the Lessee is requested by an Indemnitee to pay by reason of this Section 13, the Indemnitee shall, if requested by the Lessee and prior to any payment, submit such additional information to the Lessee the Lessee may reasonably request properly to substantiate the requested payment. Notwithstanding the foregoing, the failure of any Indemnitee entitled to indemnity hereunder to notify the Lessee as provided in this Section 13 shall not relieve the Lessee from any liability it may have to any Indemnitee entitled to indemnify under this Section 13 except to the extent delay in receiving notice increased the amount due from Lessee under this Section 13.

      If Lessee has indemnified an Indemnitee for any Loss, the Lessee shall be subrogated to any right of the Indemnitee in respect of the matter against which such indemnity has been paid.

      13.2. Lessee's Release. Lessee hereby waives and releases any claim now or
            ----------------
hereafter existing against any Indemnitee on account of any and all claims, demands, suits, causes of action and all legal proceedings, whether civil or criminal, damages, losses, liabilities (including, but not limited to, strict liability in tort), obligations, penalties, judgments or fines and other sanctions, and any costs and expenses in connection therewith, including reasonable legal fees and expenses of whatever kind and nature, which may result from or arise out of injury to or death of personnel of Lessee or loss or damage to property of Lessee or the loss of use of any property which may result from or arise out of (a) the condition, use or operation during the Term of any Item of Equipment, either in the air or on the ground, or (b) any maintenance, service, repair, overhaul or testing of any Item during the Term, whether or not such Item is at the time in the possession of Lessee, unless resulting solely from the gross negligence or willful misconduct of such Indemnitee.

      13.3. Contest. If Lessee is not permitted to contest in its own name and
            -------
if an Indemnitee is unable to assign to Lessee whatever right such Indemnitee may have to bring such an action, then if requested by Lessee in writing, Lessor shall upon receipt of an opinion of Lessee's counsel stating that reasonable grounds exist to take the action requested, in good faith contest the validity, applicability or amount of any liability or loss which Lessor may incur as a result of its contesting an indemnified amount (an "Indemnified Amount") by (a) resisting payment thereof, (b) not paying the same except under protest if protest is necessary and proper, or (c) if payment is made, using reasonable efforts to obtain a refund in appropriate administrative or judicial proceedings; provided, however, that Lessor need not contest the applicability of any such Indemnified Amount, if the matter in question is of a continuing nature and has previously been resolved pursuant to the provisions of this Section 13.3.

      13.4. Repayment. If an Indemnitee shall obtain a repayment of any
            ---------
Indemnified Amount paid by Lessee, such Indemnitee shall promptly pay to Lessee the amount of such repayment, together with the amount of any interest received by such Indemnitee on account of such repayment.

      13.5. Payment. Subject to the provisions of Section 13.3 hereof, Lessee
            -------
shall pay directly to each party indemnified hereunder all amounts due under this Section 13 within 30 days of the receipt of notice that such payment is due.


                                   Section 14
                                     Liens
                                     -----

      Lessee shall not, directly or indirectly create, incur, assume or suffer to exist any Lien on or with respect to any Item of Equipment or any interest therein, except Permitted Liens. Lessee shall promptly, at its own expense, take such action as may be necessary to duly discharge any such Lien not excepted above if the same shall arise at any time with respect to any Item of Equipment.

                                   Section 15
                         Return of Aircraft and Records
                         ------------------------------

      This Section 15 shall not limit any rights or remedies of Lessor under
Section 17.

      15.1. Location: Storage. At the end of the Term (whether at the last day
            -----------------
of the Term or the earlier termination of the Lease), unless an Event of Loss with respect to the Aircraft has occurred, Lessee shall return the Aircraft to any airport in the continental United States designated by Lessor, or at any other mutually agreeable location. Inspection and technical acceptance of the Aircraft and the maintenance work documents shall take place at the maintenance location of the Authorized Maintenance Performer or another mutually acceptable location, but the obligations of Lessee hereunder shall continue until return of the Aircraft to Lessor at the designated return location. Aircraft Records shall be inspected and accepted at Lessee's headquarters except that Lessee shall pay for shipment of such records to Lessor. The flight to the return location and the fuel, insurance and crew required, shall be for Lessee's account.

      The Aircraft shall be returned in the same working order, condition and appearance as when received pursuant to this Lease (reasonable wear from normal passenger flight operations excepted), with all pilot discrepancies and deferred maintenance items cleared (including those which are observed during the return flight), clean by international commercial airline standards and ready for flight with all of the Aircraft equipment, components and systems operating within limits approved by the FAA and functioning in accordance with their intended use. The Aircraft shall be free and clear of all Liens or other encumbrances of any kind, other than Lessor Liens and Liens existing prior to the Delivery Date. If Lessor so requests, the Aircraft shall be returned with the same interior as specified on drawings listed on Exhibit I hereto, certified for commercial passenger service under FAR Part 121, fully serviceable and in good operating condition.

      Following completion of the Final Inspection (as described in Section 15.7) and any repairs or maintenance required by this Section 15, Lessor and Lessee shall execute (a) a Certificate of Technical Acceptance, similar in form to the Lease Supplement, evidencing the return of the Aircraft and records to Lessor and the condition thereof and (b) a Lease Termination Instrument, for the purpose of removing this Lease from the FAA records.

      15.2. Replacement Items. Lessee will return the Aircraft with the Engines
            -----------------
installed thereon (except as permitted by Section 15.9 below) to Lessor with the same equipment as at the commencement of this Lease, subject only to those replacements, additions and modifications which may have been made and properly documented pursuant to this Lease or as otherwise specifically approved in writing by Lessor. Lessee shall, at least 30 days prior to the last day of the Term, furnish Lessor with a listing of all such replacements, additions or modifications then part of the Aircraft which were made during the Term and shall deliver to Lessor a detailed technical report regarding the Flight Hours and Cycles on the Airframe and each Engine and the maintenance status of each.

      15.3. Evaluation of Aircraft. Lessor may, from time to time prior to the
            ----------------------
return of the Aircraft, wish to make the Aircraft and its records available for inspection to designated representatives or technical teams of no more than four persons evaluating the Aircraft for use after the end of the Term. Lessor agrees to give Lessee not less than five days advance notice of such inspection and Lessee agrees to cooperate fully with Lessor's requests in making the Aircraft and records available to such authorized technical teams and Lessor agrees that such requests will be reasonable and will be coordinated with Lessee so as to cause no disturbance to Lessee's operations and minimal disturbance to its personnel and no increase in the down time of the Aircraft.

      15.4. Certificate of Airworthiness. Lessee agrees to return the Aircraft
            ----------------------------
with a valid, current Certificate of Airworthiness for commercial passenger service issued by the FAA under FAR part 121.

      15.5. Demonstration Flight. Prior to the return of the Aircraft and as
            --------------------
part of the Final Inspection referred to below, Lessee shall carry out for Lessor or Lessor's representative a functional demonstration flight in the Aircraft for a duration not to exceed three hours. Flight crews and fuel shall be furnished by and at the expense of Lessee. After such functional demonstration flight and immediately prior to the return of the Aircraft,

Lessee will correct any deficiencies noted by Lessor which are necessary for the return of the Aircraft pursuant to this Section 15.

      15.6. Maintenance. Lessee agrees to furnish due evidence that all service,
            -----------
maintenance, repairs, overhauls and modifications required under this Lease have been performed and are acceptable to the FAA. A complete set of the documents specified on Appendix A to the Lease Supplement shall be returned with the Aircraft.

      15.7. Final Inspection and Specific Return Conditions. Immediately prior
            -----------------------------------------------
to the return of the Aircraft to Lessor, at Lessee's own expense:

          (a) Lessee shall make the Aircraft available to Lessor during the "C" Check referred to below, for the purpose of conducting a detailed inspection in order to verify that the condition of the Aircraft complies with the requirements set forth in this Section 15 (such inspection being referred to herein as the "Final Inspection"). Such Final Inspection shall take place at the location of the Approved Maintenance Performer or other mutually acceptable maintenance facility and Lessee shall give Lessor not less than 30 days prior written notice of the location and commencement date of such Final Inspection. To the extent that any portion of a Final Inspection extends beyond the last day of the Term because of work required by this Section 15, the Term of this Lease with respect to the Aircraft undergoing the Final Inspection shall be deemed to have been automatically extended, and the obligation to pay Basic Rent hereunder continued on a pro-rated daily basis until the Final Inspection and all necessary work on the Aircraft shall have been concluded;

          (b) Lessee shall perform a full and complete "C" Check (including the corresponding subordinate checks, SSI, and Zonal Inspections) or its equivalent check sufficient to clear the Aircraft until the next "C" Check in accordance with Lessee's approved Maintenance Program and shall correct any deficiencies revealed during such inspection in accordance with the Maintenance Program. It is the intent that the Aircraft will be redelivered with zero time since "C" Check, excluding flight testing and the delivery flight. Lessee agrees to perform, or cause to be performed, during such "C" Check, any other work reasonably required by Lessor to enable the Aircraft to be placed on another maintenance schedule and Lessor shall reimburse Lessee for the cost of such other work required by Lessor at a rate based upon Lessee's direct out-of-pocket cost for labor and materials without overhead, mark-up or profit factor; provided, however, such work requested by Lessor shall not extend the Term of this Lease;

          (c) All exterior markings and colors of Lessee shall be removed and the exterior of the Aircraft will be painted white in accordance with Lessee's standard practices and utilizing standard materials. The wings and flaps, if painted, will be touched up as necessary to present a clean and smooth surface and appearance;

          (d) The cockpit shall be in good appearance and its paint shall be touched-up or repainted as necessary and placards will be replaced if necessary. Those Items which are reasonably found by Lessor to be defective in the Aircraft's cockpit will be replaced or repaired;

          (e) Lessee shall permanently repair impact damage to the Aircraft (regardless of cause) that exceeds the limits specified in the Manufacturer's Maintenance Manual in accordance with Manufacturer's Structural Repair Manual;

          (f) The Aircraft shall have been inspected for corrosion in accordance with Manufacturer's recommendation then in effect; all mild and moderate corrosion shall be cleaned and treated and all severe or exfoliated corrosion shall be repaired in accordance with the Manufacturer's Structural Repair Manual or Lessee's approved Maintenance Program;

          (g) Lessee shall have accomplished a maximum power run in accordance with the limits shown in the Manufacturer's manuals;

          (h) A borescope inspection (and, in a case where an Engine does not meet the on-wing operating criteria as required by the Manufacturer and if requested by Lessor, a test cell performance run) shall be performed at Lessee's expense with Lessor's representative entitled to be present and Lessee shall provide evidence satisfactory to Lessor reflecting the correction of any discrepancies from the guidelines set out by the Engine Manufacturer which may be discovered during such inspection. All repairs required as a result of such inspection shall be certified by the party performing such work. All repairs shall be made in accordance with the Engine Manufacturer's manuals;

          (i) If the Engine historical and maintenance records and/or trend monitoring data, including exhaust gas temperature ("EGT") margin, indicate a rate of acceleration in performance deterioration of any Engine or APU which indicates, based on Lessee's experience, that the Engine or APU will exceed the limits specified in the Manufacturer's Maintenance Manual, Lessee shall, prior to return, correct or cause to be corrected such conditions which are determined to have exceeded the Engine or APU Manufacturer's maintenance manual tolerances or are otherwise determined to be causing such performance deterioration;

          (j) Lessee shall carry out on the Aircraft the final completion of al deferred maintenance items, pilot log book reports and service bulletins as required in Section 6 hereof and shall complete, on a terminating action or repetitive inspection basis, as appropriate, all Airworthiness Directives issued by the FAA which become effective on or before the date of return of the Aircraft. Unless approved in writing by Lessor, Lessee shall not request a waiver or delay in AD compliance with respect to this Aircraft;

          (k) All installed life-limited components on the Aircraft will have sufficient calendar time, Flight Hours or Cycles (whichever is applicable) remaining to operate until the next "C" Check but in no event less than 4,000 Flight Hours or 15 months (whichever is applicable);

          (1) The Aircraft's fuel tanks in the aggregate shall contain at least the same amount of fuel as on the Delivery Date and each oil tank shall be full; and

          (m) All time-controlled components of the Fly Away Kit shall be returned in zero time condition, and all components of the Fly Away Kit shall be in fully serviceable condition.

      15.8. Aircraft Manuals and Documentation. Following the Final Inspection
            ----------------------------------
and immediately prior to the return of the Aircraft to Lessor, Lessee shall:

          (a) Deliver to Lessor the Aircraft Records, in current, up to date status and all logs, data, inspection, modification and overhaul records required to be maintained with respect to the Aircraft under any applicable rules and regulations of the FAA; and

           (b) Deliver to Lessor or Lessor's designee one complete copy of all Aircraft manuals and documentation.

Notwithstanding the foregoing, in order to enable Lessor to prepare for attendance at the Final Inspection of the Aircraft pursuant to Section 15.7, Lessee shall make available to Lessor at a time reasonably in advance of the Final Inspection, all necessary Aircraft records and such other documents relating to the use, maintenance and operation of the Aircraft as Lessor shall reasonably request.

      15.9. Corrections and Subsequent Corrections. To the extent that the
            --------------------------------------
Aircraft or any Engine fails to conform to any requirement imposed by this
Section 15, which failure does not interfere with the use of the Aircraft, Lessor may, at its option, (i) continue the Lease in effect in the manner provided for in Section 15.7 until such time as the Aircraft or Engine is brought into compliance or, (ii) accept the return of the Aircraft or Engine and thereafter have any such nonconformance corrected as soon as Lessor may reasonably arrange, at commercial rates then charged by the person selected by Lessor to perform such correction. Any expense incurred by Lessor for such correction shall become Supplemental Rent payable by Lessee within 30 days following the submission of a written statement by Lessor to Lessee, identifying the items corrected and setting forth the expense of such correction. Lessee's obligation to pay such Supplemental Rent shall survive the last day of the Term or other termination of this Lease. Notwithstanding the foregoing, if an engine other than an Engine is installed on the Airframe on the date of redelivery, Lessor shall elect as provided in clause (ii) above and Lessee, at its sole expense, shall as soon as possible cause such engine to be replaced by an Engine in the condition required by this Section 15.



                                   Section 16
                               Events of Default
                               -----------------

      16.1. Lessee's Defaults. The following events shall constitute Events of
            -----------------
Default:

            (a) Lessee shall fail to make any payment of Basic Rent within three days of the date such payment is due hereunder or shall fail to make any payment of Supplemental Rent within five days after the due date thereof provided that Lessor has invoiced Lessee for such Supplemental Rent; or

            (b) Lessee shall fail to procure and maintain all insurance required by Section 12 hereof or Lessee shall operate the Aircraft at any time or in any geographic area when the insurance required by Section 12 shall not be in effect or shall operate the Aircraft in any area excluded from the War Risk coverage (unless a Governmental indemnity shall then be in effect); or

            (c) Lessee shall fail to perform or observe in any material respect any other of the covenants, conditions, or agreements to be performed or observed by it hereunder and such failure shall continue for a period in excess of 15 days from the date written notice is received from Lessor requiring the same to be remedied, or if such failure can not be remedied within this time period, failure to have taken all reasonable measures, so that it could be remedied promptly thereafter; or

            (d) Any representation or warranty made by Lessee herein or in any document or certificate furnished to Lessor in connection herewith or pursuant hereto shall prove to have been incorrect in any material respect when made and, if curable, has not been cured within 30 days of notice thereof from Lessor; or

            (e) Lessee shall consent to the appointment of a receiver, trustee or liquidator of itself or of a substantial part of its property, or Lessee admits in writing its inability to pay its debts generally as they become due, or makes a general assignment for the benefit of creditors, or Lessee files a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy law (as now or hereafter in effect) or an answer admitting the material allegations of a petition filed against Lessee in any such proceeding, or Lessee by voluntary petition, answer or consent seeks relief under the provisions of any other now existing or future bankruptcy or other similar law providing for the reorganization or winding-up of corporations, or providing for an agreement, composition, extension or adjustment with its creditors; or

            (f) Lessee disposes or threatens to dispose of all or a substantial part of its assets in a manner which would have a material adverse effect on the business or financial condition of Lessee; or

            (g) An obligation of Lessee in excess of $5,000,000 for payment of any indebtedness for which it is liable (contingently or otherwise), or for payment of the deferred purchase price of any property or for payment of any obligation under any lease of aircraft or aircraft-related equipment, which obligation shall be accelerated and declared entirely due and owing prior to its stated maturity unless being contested by Lessee in good faith by appropriate proceedings; or

            (h) An order, judgment or decree is entered in any proceedings by any court of competent jurisdiction appointing, with or without the consent of Lessee, a receiver, trustee or liquidator of Lessee or of any substantial part of its property, or any substantial part of the property of Lessee is sequestered, and any such order, judgment or decree of appointment or sequestration remains in force undismissed, unstayed or unvacated for a period of 90 days after the date of entry thereof; or

            (i) A petition against Lessee in a proceeding under any bankruptcy or other insolvency law (as now or hereafter in effect) is filed, and any decree or order adjudging Lessee a bankrupt or insolvent in such proceeding remains in force undismissed or unstayed and not withdrawn for a period of 90 days after such adjudication or, in case the approval of such petition by a court of competent jurisdiction is required, the petition as filed or amended shall be approved by such a court as properly filed and such approval shall not be withdrawn or the proceeding dismissed within 90 days thereafter, or if, under the provisions of any law providing for reorganization or winding-up of corporations which may apply to Lessee, any court of competent jurisdiction shall assume jurisdiction, custody or control of Lessee or of any substantial part of its property and such jurisdiction, custody or control remains in force unrelinquished, unstayed or unterminated for a period of 90 days; or

            (j) Unless permitted by the provisions of this Lease, the Aircraft or any Part thereof shall no longer be in the possession and unencumbered control of Lessee without the prior written consent of Lessor; or

            (k) Substantially all the franchises, concessions, permits and rights required for the conduct of the business and operations of Lessee are voluntarily suspended or revoked, cancelled or otherwise terminated; or

            (l) Judgment for the payment of money in excess of $5,000,000 is rendered against Lessee by a court of competent jurisdiction and enforceable against Lessee's assets and the same shall remain undischarged and unstayed for a period of 30 days; or

            (m) Any governmental authority shall have condemned, seized or appropriated all or substantially all of the property of Lessee; or

            (n) Any material adverse change occurs in the financial condition of Lessee such that in Lessor's reasonable opinion a bankruptcy filing (whether voluntary or involuntary) may be imminent; or

            (o) An Event of Default shall exist and be continuing under that certain Loan and Security Agreement, dated as of February 16, 1993, between Lessor, as Secured Party, and Lessee, as Debtor, or any other lease or financing of aircraft or aircraft-related equipment between Lessor (or Beneficiary) and Lessee; or

            (p) Lessee shall fail to accept the Aircraft pursuant to Section
2.1 hereof upon proper tender by Lessor following five Business Days written notice to Lessee; or

            (q) Lessee shall fail to pay amounts due Eurocontrol and other airport and overflight authorities within 15 days after notice from Lessor.

                                   Section 17
                              Rights and Remedies
                              -------------------

      17.1. Remedies. Upon the occurrence of any Event of Default and at any
            --------
time thereafter so long as the same shall be continuing, Lessor may, at its option, declare this Lease to be in default and at any time thereafter, so long as Lessee shall not have remedied all outstanding Events of Default, Lessor may exercise one or more of the following remedies with respect to any or all of the Items of Equipment as Lessor, in its sole discretion, shall elect, to the extent available and permitted by, and subject to compliance with any mandatory requirements of, applicable law then in effect:

            (a) Pursuant to Section 4.4, apply all or any portion of the Security Deposit to Lessor's damages attributable to such Event of Default or to the costs of curing such Event of Default; provided, however, the Event of Default shall continue until the Security Deposit is restored to its original amount.

            (b) Proceed by appropriate court action or actions, either at law or in equity, to enforce performance by Lessee of the applicable covenants of this Lease and to recover damages for the breach thereof.

            (c) Terminate this Lease and demand that Lessee, and Lessee shall upon written demand of Lessor and at Lessee's expense, forthwith return the Aircraft to Lessor in the manner and condition required by, and otherwise in accordance with all of the provisions of, Section 15 hereof as if the Aircraft were being returned at the end of the Term; or Lessor may enter upon the premises where the Aircraft is located and take immediate possession of and remove the same by summary proceedings or otherwise, all without liability for or by reason of such entry or taking of possession whether for the restoration of damage to property caused by such taking or otherwise.

            (d) In addition to all other legal and equitable rights of Lessor, upon notice to Lessee, Lessor may, following an Event of Default:

                (i) lease the repossessed Aircraft or any part thereof to any third party upon such terms and conditions as Lessor may determine;

               (ii) sell the Aircraft, or any part thereof, to the highest bidder at public auction or private sale.

The total proceeds of any such leases and/or sales, less expenses of Lessor (including attorneys' fees), to the extent actually received and retained by Lessor, shall be applied to the total amount due to Lessor as provided herein and Lessee shall immediately pay to Lessor any deficiency.

            (e) On the date on which Lessor shall become entitled to repossession of the Aircraft, Lessor, in addition to all other remedies herein provided, may by notice to Lessee, demand that Lessee pay, and Lessee shall pay, on the first Basic Rent Payment Date following said notice, (i) any due and unpaid Basic Rent and Supplemental Rent, together with interest at the Incentive Rate from the due date to the date the same are paid, and (ii) as liquidated damages for loss of a bargain and not as a penalty, an amount equal to the difference between (a) the sum of all remaining payments of Basic Rent falling due hereunder after the date of said notice, discounted to the date of said notice at a rate of interest equal to the Prime Rate on a monthly basis, and (b) the fair market rental (as determined by an independent aviation appraiser of recognized standing, selected by Lessor) of the Aircraft for the remaining Term, discounted at the same rate and frequency specified in (i) above; provided, however, if Lessor has already leased the Aircraft as permitted by Section 17.l(d)(i) above, the rental specified in such lease (if it is on substantially the same terms and conditions as this Lease) shall be conclusive as to the "fair market rental".

      17.2. Further Rights. Lessee shall be liable for any and all unpaid Rent
            --------------
and for all reasonable legal fees and other costs and expenses incurred by reason of the occurrence of any Event of Default or the exercise of Lessor's remedies with respect thereto, including all costs and expenses incurred in connection with the return of any Item in accordance with the terms of Section 15 hereof or in placing such Item in the condition and with airworthiness certificates as required by Section 15.

      17.3. Remedies Cumulative. Except as otherwise expressly provided in
            -------------------
Section 18.1 hereof, no remedy referred to in this Section 17 is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to above or otherwise available to Lessor at law or in equity; and the exercise or beginning of exercise by Lessor of any one or more of such remedies shall not preclude the simultaneous or later exercise by Lessor of any or all of such other remedies. No express or implied waiver by Lessor of any Event of Default shall in any way be, or be construed to be, a waiver of any future or further Event of Default.


                                   Section 18
                                 Miscellaneous
                                 -------------


      18.1. Severability, Amendment, Construction and Applicable Law. Any
            --------------------------------------------------------
provision of this Lease which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. No term or provision of this Lease may be changed, waived, discharged or terminated orally, but only by a written instrument signed by the party against which the enforcement of the change, waiver, discharge or termination is sought. The captions in this Lease are for convenience of reference only and shall not define or limit any of the terms or provisions hereof. THIS LEASE SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

      18.2. Notices. All notices provided for herein shall be in writing and
            -------
shall be deemed to have been given when delivered personally or when telexed or telefaxed and receipt confirmed in a commercially reasonable manner or 10 days after deposit in the United States mail, registered first class postage prepaid, addressed as follows:

      If to Lessee:           World Airways, Inc.
                              13873 Park Center Road, Suite 490
                              Herndon, VA 22071
                              Attn: President
                              Telefax: (703) 834-9412

      If to Lessor:           Wilmington Trust Company
                              Rodney Square North
                              1100 North Market Street
                              Wilmington, Delaware 19890
                              Attn: Corporate Trust Administration
                              Telefax: (302) 651-8882
      with a copy to:         GATX Capital Corporation
                              Four Embarcadero Center, Suite 2200
                              San Francisco, California 94111
                              Attn: Contract Administration
                              Telefax: (415) 955-3416 or (415) 955-3444

or to such other address as any party may designate for itself by written notice to the other party.

      18.3. Lessor's Right to Perform. If Lessee fails to perform any of its
            -------------------------
obligations hereunder, Lessor may, following five days (or one Business Day in the case of insurance) notice to Lessee, discharge such obligation, and the amount of the expenses of Lessor incurred in connection with such discharge, together with interest thereon at the Incentive Rate, shall be deemed Supplemental Rent, payable by Lessee upon Lessor's demand.

      18.4. Counterparts. At least three counterparts of this Lease have been
            ------------
executed by the parties hereto, each of which shall be deemed to be an original but all of which taken together shall constitute a single agreement. One counterpart has been prominently marked "Lessor's Copy"; one counterpart has been prominently marked "Lessee's Copy"; and one counterpart has been prominently marked "FAA Copy" and shall be filed for recordation with the FAA.

      18.5. Assignment by Lessor. Lessor shall have the absolute right to
            --------------------
transfer or assign to any person, firm, corporation or other entity any or all of Lessor's rights, obligations, benefits and interests under this Lease, including, without limitation, the right to receive Rent or any other payment due under this Lease, the right to transfer or assign title to any Item of Equipment or to transfer or assign the right to purchase any Item and the right to make all waivers and agreements, to give all notices, consents and releases, to take all action upon the occurrence of an Event of Default, or to do any and all other things which Lessor is or may become entitled to do under this Lease. Lessee acknowledges that, if Lessor should sell or transfer to a third party all of Lessor's interest under this Lease and in the Aircraft, Lessor shall thereupon be relieved of all of its obligations hereunder and Lessor's transferee shall succeed to all of Lessor's rights, interests and obligations under this Lease as though Lessor's transferee had been the initial lessor hereunder; provided, however, that in the event of a transfer or assignment of a security interest in any Item, Lessor shall remain liable hereunder. In the event of a transfer of Lessor's entire interest in the Aircraft and the Lease, except following an Event of Default, Lessor agrees that such transferee (a) will be a "citizen of the United States" within the meaning of Section 101(16) of the Federal Aviation Act, and (b) will have a net worth of at least $50,000,000, or, if less the obligations of which under the Lease will be fully guaranteed by an entity with such a net worth.

      18.6. Service of Process; Waiver of Immunities. Lessee (a) irrevocably
            ----------------------------------------
submits itself to the nonexclusive jurisdiction of the Supreme Court of the State of New York, New York County, or the United States District Court for the Southern District of New York, for the purpose of any suit, action or other proceeding arising out of this Lease, or the subject matter hereof or any of the transactions contemplated hereby or thereby, brought by Lessor or its successor, subrogees or assigns, (b) irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York State or United States Federal court and (c) to the extent that Lessee has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process, waives such immunity, and agrees not to assert, by way of motion, as a defense or otherwise, in any such suit, action or proceeding the defense of sovereign immunity, any claim that it is not personally subject to the jurisdiction of the above-named New York State or United States Federal courts by reason of sovereign immunity or otherwise, that it is immune from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, or attachment either prior to judgment or on any day of execution, by reason of sovereign immunity, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper, or that this Lease or the subject matter hereof may not be enforced in or by such courts.

      The obligations of Lessee payable under this Lease in one currency (the "first currency") may be discharged by an amount paid by Lessee pursuant to any order or judgment of any court or other tribunal in another currency (a "second currency"), but only to the extent that the amount so paid in a second currency on prompt conversion to the first currency under normal banking procedures yields the amount of the first currency due hereunder, and Lessee shall indemnify Lessor and any other person entitled to payments hereunder against any such shortfall. In the event that any payment in a second currency by Lessee to any such person or entity, whether pursuant to a judgment or otherwise, upon conversion and transfer to the designated place of payment therefore does not result in payment of such amount of the first currency, such person or entity shall have a separate cause of action against Lessee for the additional amount necessary to yield the amount due and owing to such person.

      18.7. Language. The English language version of this Lease will be the
            --------
official, controlling version and any dispute over the interpretation of the Lease, whether directly between the parties or involving the courts of the United States or elsewhere, shall be resolved based upon the Lease as written in the English language, any interpretation thereof into another language being merely for convenience of understanding. All notices, reports and other communications given under this Lease shall be in the English language.

      18.8. Costs and Expenses. Each party shall be responsible for its costs
            ------------------
and expenses, including attorneys' fees, of negotiation and documentation of this transaction. In the event of any litigation between the parties over this Lease or the subject matter hereof, the prevailing party shall, in addition to whatever other damages, costs and expenses are recovered, be entitled to recover its costs and expenses of such litigation, including attorneys' fees and expenses. Lessee shall be responsible for the cost, including attorneys' fees and expenses, of registering this Lease in any foreign jurisdiction.

      18.9. Survival. The indemnities of Lessee set forth in this Lease shall
            --------
survive the expiration or other termination of this Lease to the extent required for full performance and satisfaction thereof.

      18.10. Further Assurances. Each party hereto shall, at its respective
             ------------------
expense, promptly and duly execute and deliver to the other party such further documents and promptly take such further action not inconsistent with the terms hereof as the other party may from time to time reasonably request in order to more effectively carry out the intent and purpose of this Lease or to perfect and protect the rights and, with respect to Lessor, remedies created or intended to be created hereunder.

      18.11. Entire Agreement. This Lease and the Lease Supplement executed
             ----------------
pursuant hereto constitute the entire agreement between Lessor and Lessee regarding the Aircraft and there are no other prior or contemporaneous written or oral understandings with regard to the subject matter hereof.

      18.12. Successors and Assigns. This Lease shall be binding on and shall
             ----------------------
inure to the benefit of Lessee, Lessor and their respective successors and permitted assigns.

      18.13. Concerning Lessor. WTC is entering into this Lease solely in its
             -----------------
capacity as Owner Trustee under the Trust Agreement and not in its individual capacity (except as expressly stated herein) and in no case shall WTC (or any entity acting as successor Owner Trustee under the Trust Agreement) be personally liable for or on account for any statement, representations, warranties, covenants or obligations stated to be those of Lessor hereunder; provided, however, that WTC (or any successor Owner Trustee) shall be personally
- -----------------
liable hereunder for its own willful misconduct and gross negligence and for its covenants and representations in Sections 5.1, 5.4 and 10 (to the extent such representation, warranty or covenant is given in its individual capacity).

       IN WITNESS WHEREOF, Lessor and Lessee have each caused this Lease to be duly executed by their authorized officers as of the date first above written.


                                 WILMINGTON TRUST COMPANY, not in its
                                 individual capacity but solely as Owner Trustee under the Trust Agreement dated as of December 28, 1990

ATTEST:

____________________________     By:  ___________________________

___________________Secretary     Its: ___________________________



ATTEST:                          WORLD AIRWAYS, INC.


____________________________     By: _____________________________

___________________Secretary     Its:_____________________________

       IN WITNESS WHEREOF, Lessor and Lessee have each caused this Lease to be duly executed by their authorized officers as of the date first above written.


                                 WILMINGTON TRUST COMPANY, not in its
                                 individual capacity but solely as Owner Trustee under the Trust Agreement dated as of December 28, 1990

ATTEST:

____________________________     By:  ___________________________

___________________Secretary     Its: ___________________________



ATTEST:                          WORLD AIRWAYS, INC.


____________________________     By: _____________________________

___________________Secretary     Its:_____________________________

                                 APPENDIX A

                                     to

                              LEASE SUPPLEMENT

                              AIRCRAFT RECORDS

                          see attached _____ pages

                                 APPENDIX B

                                     to

                              LEASE SUPPLEMENT

                           LIST OF LOOSE EQUIPMENT

                          see attached _____ pages

                                 APPENDIX C

                                     to

                              LEASE SUPPLEMENT

                                 OPEN ITEMS

                          see attached _____ pages

                             WORLD AIRWAYS MD-11

                                  GATX FAK    Appendix D



- -----------------------------------------------------------------------------------------------------------------
  PART NUMBER                  NOMENCLATURE                          QTY            COST                 COST
- -----------------------------------------------------------------------------------------------------------------
55543               COWL PUMP                                         1               $1,935               $1,935
- -----------------------------------------------------------------------------------------------------------------
10-621630-1         EXCITER                                           2               $1,849               $3,698
- -----------------------------------------------------------------------------------------------------------------
154ED               PROBE                                             1               $9,925               $9,925
- -----------------------------------------------------------------------------------------------------------------
2118700-5           AUXILARY POWER UNIT ELECTRICAL CONTROL UNIT       1              $49,364              $49,364
- -----------------------------------------------------------------------------------------------------------------
2119704-1           CABIN PRESSURE SELECTOR                           1              $12,567              $12,567
- -----------------------------------------------------------------------------------------------------------------
218387              AUXILARY POWER UNIT START PUMP                    1               $6,081               $6,081
- -----------------------------------------------------------------------------------------------------------------
2313M-481-1         MOTOR                                             1              $13,395              $13,395
- -----------------------------------------------------------------------------------------------------------------
2313M-481-2         MOTOR                                             1              $13,395              $13,395
- -----------------------------------------------------------------------------------------------------------------
240705-2            VALVE ASSEMBLY, BYPASS                            1               $7,011               $7,011
- -----------------------------------------------------------------------------------------------------------------
2609471-2           MAIN/CENTER WHEEL ASSEMBLY                        2              $14,100              $28,200
- -----------------------------------------------------------------------------------------------------------------
2609472-2           MAIN/CENTER BRAKE ASSEMBLY                        1              $49,258              $49,258
- -----------------------------------------------------------------------------------------------------------------
2610-11-1           CHRONOMETER, ELECTRONIC                           1              $10,782              $10,782
- -----------------------------------------------------------------------------------------------------------------
29680               CENTER ACCESSORY COMPARTMENT COOLING FAN          1               $4,095               $4,095
- -----------------------------------------------------------------------------------------------------------------
2LA003988-40        RED LIGHT STROBE                                  1               $2,674               $2,674
- -----------------------------------------------------------------------------------------------------------------
3202176-2           LOW PRESSURE BLEED VALVE                          1               $2,850               $2,850
- -----------------------------------------------------------------------------------------------------------------
3273888-3           ANTI-ICE VALVE                                    1               $5,900               $5,900
- -----------------------------------------------------------------------------------------------------------------
3290272-3           CONTROL VALVE                                     1              $21,763              $21,763
- -----------------------------------------------------------------------------------------------------------------
3290278-1           SHUT OFF VALVE                                    1               $7,198               $7,198
- -----------------------------------------------------------------------------------------------------------------
3290280-3           PNEUMATIC PRESSURE REGULATOR VALVE                1              $26,985              $26,985
- -----------------------------------------------------------------------------------------------------------------
 399046-1           PILOT BLEED VALVE                                 1              $10,110              $10,110
- -----------------------------------------------------------------------------------------------------------------
 60-112-004         DATA UNIT CONTROL                                 1             $142,100             $142,100
- -----------------------------------------------------------------------------------------------------------------
 603756-2           SENSOR ASSEMBLY                                   1               $4,655               $4,655
- -----------------------------------------------------------------------------------------------------------------
 67-040-081         MODULE                                            1             $227,850             $227,850
- -----------------------------------------------------------------------------------------------------------------
 059001-903         AUTO FLIGHT CONTROL COMPRESSOR                    1             $188,502             $188,502
- -----------------------------------------------------------------------------------------------------------------
 059002-902         GLARESHIELD CONTROL PANEL                         1              $63,779              $63,779
- -----------------------------------------------------------------------------------------------------------------
 059003-901         SENSOR                                            1              $22,395              $22,395
- -----------------------------------------------------------------------------------------------------------------
 059010-901         DISPLAY UNIT (ELECTRONIC INSTRUMENT SYSTEM)       1              $60,958              $60,958
- -----------------------------------------------------------------------------------------------------------------
 059011-905         DISPLAY UNIT (ELECTRONIC INSTRUMENT SYSTEM)       1             $130,106             $130,106
- -----------------------------------------------------------------------------------------------------------------
 059021-902         HYDRAULIC SYSTEM CONTROLLER                       1             $115,755             $115,755
- -----------------------------------------------------------------------------------------------------------------
 059023-903         ENVIRONMENTAL SYSTEM CONTROLLER                   1             $153,596             $153,596
- -----------------------------------------------------------------------------------------------------------------
 059024-904         FUEL CONTROL PANEL                                1              $32,552              $32,552
- -----------------------------------------------------------------------------------------------------------------
 059025-904         FUEL SYSTEM CONTROLLER                            1             $124,379             $124,379
- -----------------------------------------------------------------------------------------------------------------

                             WORLD AIRWAYS MD-11

                                  GATX FAK


                                                                                    UNIT                 TOTAL
  PART NUMBER                  NOMENCLATURE                          QTY            COST                 COST
- -----------------------------------------------------------------------------------------------------------------
4059026-902         FUEL SYSTEM CONTROL PANEL                         1              $52,174              $52,174
- -----------------------------------------------------------------------------------------------------------------
4059027-902         MISCELLANEOUS SYSTEMS CONTROLER                   1             $116,661             $116,661
- -----------------------------------------------------------------------------------------------------------------
4059031-901         ELECTRONIC SYSTEMS CONTROL PANEL                  1              $17,007              $17,007
- -----------------------------------------------------------------------------------------------------------------
4059050-907         FLIGHT MANAGEMENT COMPUTER                        1             $187,889             $187,889
- -----------------------------------------------------------------------------------------------------------------
4059051-902         MULTIFUNCTION CONTROL DISPLAY                     1              $55,820              $55,820
- -----------------------------------------------------------------------------------------------------------------
4059060-901         DIGITAL AIR DATA COMPUTER                         1              $34,294              $38,294
- -----------------------------------------------------------------------------------------------------------------
418-05124           TRANSMITTER                                       1               $2,670               $2,670
- -----------------------------------------------------------------------------------------------------------------
500919-2            NOSE LANDING GEAR WHEEL ASSEMBLY                  2               $5,661              $11,323
- -----------------------------------------------------------------------------------------------------------------
501-1568-01         STANDBY ATTITUDE INDICATOR.                       1               $7,874               $7,874
- -----------------------------------------------------------------------------------------------------------------
50P046              PROBE                                             2               $2,826               $6,652
- -----------------------------------------------------------------------------------------------------------------
50P109              THERMOCOUPLER                                     1                 $975                 $975
- -----------------------------------------------------------------------------------------------------------------
51A020              TRANSDUCER                                        1               $6,801               $6,801
- -----------------------------------------------------------------------------------------------------------------
53361-6PWS          OIL SERVICE UNIT, 2 GAL                           1                 $961                 $961
- -----------------------------------------------------------------------------------------------------------------
5D0124-1            EMERGENCY POWER RELAY                             1                 $128                 $128
- -----------------------------------------------------------------------------------------------------------------
50-411-3            EMERGENCY POWER BATTERY                           1               $5,187               $5,187
- -----------------------------------------------------------------------------------------------------------------
50-304-1            CONTROL BOX                                       1             $136,401             $136,401
- -----------------------------------------------------------------------------------------------------------------
 005305             WHEEL SPEED TRANSDUCER                            1               $2,507               $2,507
- -----------------------------------------------------------------------------------------------------------------
 026D0001-01        LATCH ACTUATOR                                    1              $18,420              $18,420
- -----------------------------------------------------------------------------------------------------------------
 30500-07           ACTUATOR ASSEMBLY                                 1              $15,376              $15,376
- -----------------------------------------------------------------------------------------------------------------
 305J0001-01        CENTER CARGO DOOR ACTUATOR                        1              $15,539              $16,539
- -----------------------------------------------------------------------------------------------------------------
 5066-06            PUMP                                              1               $8,550               $8,550
- -----------------------------------------------------------------------------------------------------------------
 50864B             CONTROL UNIT                                      1              $84,323              $84,323
- -----------------------------------------------------------------------------------------------------------------
 2-130001-012       LAVATORY SMOKE DETECTOR                           1               $1,418               $1,418
- -----------------------------------------------------------------------------------------------------------------
 50866B             CONTROL UNIT                                      1             $104,249             $104,249
- -----------------------------------------------------------------------------------------------------------------
 22100              PUMP                                              1              $45,635              $45,635
- -----------------------------------------------------------------------------------------------------------------
 50875              INTEGRATED DRIVE GENERATOR                        1             $257,223             $257,223
- -----------------------------------------------------------------------------------------------------------------
 74860A3            STARTER                                           1              $21,518              $21,518
- -----------------------------------------------------------------------------------------------------------------
 81100-6-075        ELECTRONIC ENGINE CONTROL                         1             $121,629             $121,629
- -----------------------------------------------------------------------------------------------------------------
 82-6140-001        HIGH FREQUENCY ANTENNA COUPLER                    1              $17,480              $17,480
- -----------------------------------------------------------------------------------------------------------------
 593-03             ELECTRONIC PROXIMITY UNIT                         2              $64,875             $129,750
- -----------------------------------------------------------------------------------------------------------------
 614-01             SENSOR-SLAT POSITION                              1                 $478                 $478
- -----------------------------------------------------------------------------------------------------------------
 621-01             SENSOR-SLAT POSITION                              1                 $462                 $462
- -----------------------------------------------------------------------------------------------------------------

                             WORLD AIRWAYS MD-11

                                  GATX FAK

- -----------------------------------------------------------------------------------------------------------------
                                                                                    UNIT                 TOTAL
  PART NUMBER                  NOMENCLATURE                          QTY            COST                 COST
- -----------------------------------------------------------------------------------------------------------------
801000-2            FUEL MANAGEMENT UNIT                              1              $67,138              $67,138
- -----------------------------------------------------------------------------------------------------------------
861555              PUMP                                              1              $19,572              $19,572
- -----------------------------------------------------------------------------------------------------------------
8038-02-02          ENGINE FIRE DETECTION CONTROL UNIT                1               $4,086               $4,086
- -----------------------------------------------------------------------------------------------------------------
895564-1            FIRECONTAINER                                     2               $4,100               $8,200
- -----------------------------------------------------------------------------------------------------------------
8E8003761-00        STROBE LIGHT ENERGY BOX                           1               $9,477               $9,477
- -----------------------------------------------------------------------------------------------------------------
9-217-30            FUEL FLOW TRANSMITTER                             1               $7,663               $7,663
- -----------------------------------------------------------------------------------------------------------------
9500-001-05         CALL LIGHT CIRCUIT BREAKER                        1                  $90                  $90
- -----------------------------------------------------------------------------------------------------------------
9601-02-11          FLAP POSITION TRANSMITTER                         1               $6,522               $6,522
- -----------------------------------------------------------------------------------------------------------------
9601-02-13          OUTBOARD FLAP POSITION TRANSMITTER                1               $6,406               $6,406
- -----------------------------------------------------------------------------------------------------------------
965-0676-020        GROUND PROXIMITY WARNING UNIT                     1              $32,625              $32,625
- -----------------------------------------------------------------------------------------------------------------
969690-2            IGNITION UNIT                                     1               $1,200               $1,200
- -----------------------------------------------------------------------------------------------------------------
AA134S1             IGNITER                                           2                  $59                 $117
- -----------------------------------------------------------------------------------------------------------------
ACG7219-503         AXLE NUT, NOSE LANDING GEAR                       1               $2,291               $2,291
- -----------------------------------------------------------------------------------------------------------------
ACG7220-1           SPACER ASSEMBLY, NOSE LANDING GEAR                1                 $175                 $175
- -----------------------------------------------------------------------------------------------------------------
AG1013AA02          HIGH INTENSITY LIGHT ASSEMBLY                     1               $1,300               $1,300
- -----------------------------------------------------------------------------------------------------------------
   7000-501         GEAR PINS                                         5                 $235               $1,175
- -----------------------------------------------------------------------------------------------------------------
AXG7012-501         LOCK ASSEMBLY, MAIN LANDING GEAR DOOR             2                 $235                 $470
- -----------------------------------------------------------------------------------------------------------------
AYG7440-501         AXLE WASHER, CENTER LANDING GEAR                  2                 $197                 $394
- -----------------------------------------------------------------------------------------------------------------
 429C               AIRCRAFT POWER CONTRACTOR                         1               $3,133               $3,133
- -----------------------------------------------------------------------------------------------------------------
 6107B              PASSENGER ADDRESS PRE-AMPLIFIER                   1                 $850                 $850
- -----------------------------------------------------------------------------------------------------------------
 6980-01            AUDIO MANAGEMENT UNIT                             1              $38,921              $38,921
- -----------------------------------------------------------------------------------------------------------------
 6981-02            AUDIO CONTROL PANEL                               1              $12,697              $12,697
- -----------------------------------------------------------------------------------------------------------------
 6982-01            JACK PANEL                                        1               $1,757               $1,757
- -----------------------------------------------------------------------------------------------------------------
 6984-01            RADIO COMMUNICATIONS PANEL                        1              $11,968              $11,968
- -----------------------------------------------------------------------------------------------------------------
 6990-09            PANEL                                             1               $5,511               $5,511
- -----------------------------------------------------------------------------------------------------------------
 05A0035-52         CONTROL AURAL WARNING UNIT                        1              $40,000              $40,000
- -----------------------------------------------------------------------------------------------------------------
 05A0040-1          ANNUNCIATOR CONTROL UNIT                          1              $45,730              $45,730
- -----------------------------------------------------------------------------------------------------------------
 510A               TRANSMITTER                                       1               $1,735               $1,735
- -----------------------------------------------------------------------------------------------------------------
 C10-32-101         MASK                                              1               $4,389               $4,389
- -----------------------------------------------------------------------------------------------------------------
 DAX4352-10         ELECTRONIC SEAT BOX                               4                 $967               $3,869
- -----------------------------------------------------------------------------------------------------------------
 DAX5362            OVERHEAD DECODER UNIT                             4                 $325               $1,299
- -----------------------------------------------------------------------------------------------------------------
 M600BA40N24        DC FEED CIRCUIT BRAKER                            1                 $825                 $826
- -----------------------------------------------------------------------------------------------------------------
    0BA5N22         CIRCUIT BREAKER                                   1                 $919                 $919
- -----------------------------------------------------------------------------------------------------------------
    0BA60A23        REMOTE CONTROL CIRCUIT BREAKER-DT2A               1               $1,209               $1,209
- -----------------------------------------------------------------------------------------------------------------


                             WORLD AIRWAYS MD-11

                                  GATX FAK


                                                                                    UNIT                 TOTAL
  PART NUMBER                  NOMENCLATURE                          QTY            COST                 COST
- -----------------------------------------------------------------------------------------------------------------
 M600BA60N22        REMOTE CONTROL CIRCUIT BREAKER - 1-PH-60 GEN 1    1              $857                    $657
- -----------------------------------------------------------------------------------------------------------------
 M601BA10A22        CIRCUIT BREAKER                                   1            $2,040                  $2,040
- -----------------------------------------------------------------------------------------------------------------
 M601BA20A22        PHASE 35 CIRCUIT BREAKER                          1            $1,808                  $1,808
- -----------------------------------------------------------------------------------------------------------------
 M601BA60A22        PHASE 35 CIRCUIT BREAKER                          1            $1,921                  $1,921
- -----------------------------------------------------------------------------------------------------------------
 YLZ61767           WNDSHLD ANTI-ICE CONTROLLER                       1           $21,500                 $21,500
- -----------------------------------------------------------------------------------------------------------------
 L101AMS5           ANTIMETER/AIR SPEED INDICATOR                     1           $22,485                 $22,485
- -----------------------------------------------------------------------------------------------------------------
                                                                          TOTAL:                       $3,438,288

                            PERMITTED SUBLESSEES

                     INITIAL LIST OF APPROVED SUBLESSEES

                      ELIGIBLE LIST MD - 11 SUBLESSEES

AER LINGUS                        AEROMEXICO              MALEV
AIR 2000                          ALM                     VIRGIN ATLANTIC
                                  BWIA                    TURKISH
AIR FRANCE                        LAN CHILE               AEROLINEAS ARGENTINAS
                                  MEXICANA                AVENSA
AIR U.K.                          VARIG                   AVIANCA
ALITALIA                          VIASA                   LADECO
AUSTRIAN
BALAIR                                                    AIR JAMAICA
BRITANNIA                                                 AIR AFRIQUE
BRITISH AIR                                               AIR INDIA
CALENDONIAN                       AIR CANADA              AIR INTER
CARGOLUX                          ALASKA                  (ALL CHINESE CARRIERS
                                                          THAT WERE GOVERNED BY
                                                          THE CAAC IMMEDIATELY
                                                          PRIOR TO ITS
                                                          RESTRUCTURING)
CONDOR                            AMERICAN
FINNAIR                           A.T.A.
GERMAN AIR CARGO                  CANADIAN
HAPAG-LLOYD                       DELTA
IBERIA                            FEDERAL EXPRESS
ICELANDAIR                        SOUTHWEST
KLM                               UNITED
LAUDA                             U.P.S.
LTU (GROUP)                       LUFTHANSA
LUXAIR
MAERSK                            AIR CHINA
MARTINAIR                         AIR NEW ZEALAND
MONARCH                           ALL NIPPON
SABENA                            AIR PACIFIC
SAS                               ANSETT
SCANAIR                           ASIANA
STERLING                          AUSTRALIAN
SWISSAIR                          CATHAY PACIFIC
TAP                               CHINA AIRLINES
TRANSAVIA                         EVA AIRWAYS
UTA                               GARUDA
                                  JAPAN AIRLINES
                                  JAPAN AIR SYSTEM
                                  KOREAN AIR
AIR MAURITIUS                     MALAYSIA
AIR SEYCHELLES                    QUANTAS
EL AL                             ROYAL BRUNEI
EMIRATES                          SINGAPORE
GULFAIR                           THAI INTERNATIONAL
KUWAIT                            SAUDIA
SOUTH AFRICAN
                                         Effective through September 1, 1993


                                  EXHIBIT B
                         ---------------------------
                         to Aircraft Lease Agreement

                                LEASE SUPPLEMENT


      THIS LEASE SUPPLEMENT is dated March ____, 1993 (this "Lease Supplement") between WILMINGTON TRUST COMPANY, a banking corporation organized under the laws of the State of Delaware, not in its individual capacity but solely in its capacity as Owner Trustee ("Lessor") under that certain Trust Agreement, dated as of December 28, 1990, for the benefit of GATX Capital Corporation, a corporation organized under the laws of the State of Delaware, and WORLD AIRWAYS, INC., a corporation organized under the laws of the State of Delaware ("Lessee").

                                    RECITALS

      Lessor and Lessee have heretofore entered into a certain Aircraft Lease Agreement, dated as of January 15, 1993 (the "Lease"), which provides for the execution and delivery of a Lease Supplement in substantially the form hereof for the purpose of leasing the Items of Equipment in accordance with the terms thereof.

      NOW, THEREFORE, in consideration of the premises, and pursuant to Article 2 of the Lease, Lessor and Lessee hereby agree as follows:

      1. Definitions. Unless otherwise defined herein, all capitalized terms
         -----------
used herein shall have the respective meanings given them in the Lease.

      2. Delivery and Acceptance. Lessor hereby delivers and leases to Lessee,
         -----------------------
and Lessee hereby accepts and leases from Lessor under the Lease, as hereby supplemented, the Items of Equipment as follows:

      Aircraft:    One McDonnell Douglas MD-11 aircraft consisting of
                              the following:

              (i)   Airframe:  Registration Number N489GX;
                               Manufacturer's Serial No. 48458.

      Total Time:_______       Total Cycles:_______


              (ii) Engines: Three PW4462 turbofan engines (each of which Engines has 750 or more rated takeoff horsepower or the equivalent thereof), installed on said Airframe, bearing, respectively, Manufacturer's Serial
      Nos.:

===================================================================================================
Engine        Manufacturer's      Total           Total            Time Since         Cycles
Number        Serial Number       Time            Cycles           Overhaul           Since
                                  Since New       Since New                           Overhaul
- ---------------------------------------------------------------------------------------------------
1.            P723811
- ---------------------------------------------------------------------------------------------------
2.            P723802
- ---------------------------------------------------------------------------------------------------
3.            P724032
===================================================================================================



                                   Exhibit A
                               -------------------
                          to Aircraft Lease Agreement

                           (iii) Auxiliary Power Unit:

===================================================================================================================
Make      Manufacturer's      Total           Total            Time               Cycles         Time to
and       Serial Number       Time            Cycles           Since              Since          Scheduled
Model                         Since New       Since New        Overhaul           Overhaul       Removal
===================================================================================================================

===================================================================================================================



      Lessee confirms that the Items of Equipment have been examined by its duly appointed and authorized representatives and the records conform to the information set forth above.

      3. Aircraft Records. Lessor hereby delivers and Lessee hereby accepts the
         ----------------
manuals, log books, records and other documents relating to the Aircraft described in Appendix A attached hereto.

      4. Loose Equipment. Lessor hereby delivers and Lessee hereby accepts and
         ---------------
agrees to return the additional items of equipment, identified in Appendix B attached hereto, which Lessor is providing in connection with the Aircraft.

      5. Open Items. Lessor and Lessee hereby agree that all log book items that
         ----------
are not completed as of the date hereof, and which are identified on the attached Appendix C, shall be completed by Lessee and Lessor shall compensate Lessee for Lessee's direct costs (without administrative overhead or other mark-up) of such completion.

      6. Fuel. As measured by the dip sticks, the Aircraft had ____  gallons of
         ----
fuel on board at the time of its delivery and acceptance under the Lease.

      7. Delivery Date. The Delivery Date of the Items of Equipment is the date
         -------------
of this Lease Supplement, and the Items of Equipment are hereby delivered and accepted on such date at ________ hours at ______.

      8. Basic Rent. Each payment of Basic Rent shall be in the amount of
         ----------
$575,000.00 commencing on the Delivery Date and on the first day of each month thereafter, including any renewal of the Term pursuant to Section 8. If the Delivery Date is not the first day of the month, the amount of Basic Rent payable on the Delivery Date shall be $575,000 multiplied by a fraction the numerator of which is the number of days from and including the Delivery Date to and including the last day of the month in which the Delivery Date occurs and the denominator of which is the number of days in such calendar month.

      9. Fly Away Kit. Lessor hereby delivers and Lessee hereby accepts the Fly
         ------------
Away Kit described on Appendix D hereto, which shall remain aboard the Aircraft at all times.

      10. Governing Law. This Lease Supplement shall in all respects be governed
          -------------
by, and construed in accordance with, the laws of the State of New York.

      11. Counterparts. This Lease Supplement may be executed in any number of
          ------------
counterparts, each of which shall be an original and all of which taken together shall constitute a single instrument.

      IN WITNESS WHEREOF, Lessor and Lessee have each caused this Lease Supplement to be duly executed by their authorized officers on the date first above written.

           LESSOR: WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Owner Trustee under the Trust Agreement dated as of December 28, 1990

                              By: ______________________________
                              Its: _____________________________

           LESSEE:            WORLD AIRWAYS, INC.

                              By:_______________________________
                              Its: _____________________________

                                [MLB LETTERHEAD]

                              [Date]

GATX Capital Corporation
Four Embarcadero Center
San Francisco, CA 94111

Ladies and Gentlemen:

      We have acted as special counsel to World Airways, Inc., a Delaware corporation (the "Lesee"), in connection with the execution and delivery of the Aircraft Lease Agreement, dated as of January 15, 1993 (the "Lease"), between Wilmington Trust Company, as Owner Trustee, and the Lessee. Capitalized terms used in this opinion and not otherwise defined herein shall have the meanings assigned to them in the Lease.

      In connection with this opinion, we have examined executed copies of the Lease and such other documents as we have deemed necessary or appropriate for the purpose of this opinion. In rendering our opinion, we have assumed the due authorization, execution and delivery of the Lease by the parties thereto, that the Lease constitutes the legal, valid, binding and enforceable obligation of the Lessor, the authenticity of all documents submitted to us as originals and the conformity to authentic original documents of all documents submitted to us as certified, conformed or photostatic copies. In rendering this opinion we have relied, insofar as certain factual matters are concerned, on the representations and warranties made in or pursuant to the Lease or in certificates required to be delivered pursuant thereto.

      Based on the foregoing, and subject to the limitations stated herein, we are of the opinion that:

      1. The Lease is a legal, valid and binding obligation of the Lessee, enforceable against the Lessee in accordance with its terms, except as enforceability may be limited to bankruptcy, insolvency, reorganization or other laws of general application affecting the enforcement of creditors' rights and by general equitable principles. Such enforceability may be limited, in the case of indemnities, by considerations of public policy and, in the case of remedial provisions, by applicable laws and judicial decisions, provided that in our opinion such laws and judicial

                                  Exhibit C
                                  ---------
                          to Aircraft Lease Agreement
decisions will not prevent the practical realization of the benefits intended to be provided by the Agreement as a whole.

      2. The execution and delivery of the Lease and the consummation by the Lessee of the transactions therein contemplated do not contravene any New York law applicable to the Lessee.

      We express this opinion as members of the Bar of the State of New York and do not purport to be experts in, or express any opinion concerning, the laws of any jurisdiction other than the laws of the State of New York and the Federal laws of the United States, provided that no opinion is rendered as to any laws, rules or regulations of any jurisdiction relating to aircraft or aviation.

      This opinion is being delivered to you pursuant to Section 2.3(b)(iii) of the Lease and is not to be relied upon by any other person without our prior written consent.

                              Very truly yours,

                                        _______________________, 1993

GATX Capital Corporation
Four Embarcadero Center
San Francisco, CA 94111

Ladies and Gentlemen:

      I am the General Counsel of World Airways, Inc., a Delaware corporation (the "Lessee"), and am delivering this opinion in connection with the execution and delivery of the Aircraft Lease Agreement dated as of January 15, 1993 (the "Agreement"), between you and the Lessee. Capitalized terms used in this opinion and not otherwise defined herein shall have the meanings assigned to them in the Agreement.

      In connection with this opinion, I have examined executed copies of Lease and such other documents as I have deemed necessary or appropriate for the purpose of this opinion. In rendering my opinion, I have assumed the due authorization, execution and delivery of the Agreement by you, that the Agreement constitutes the legal, valid, binding and enforceable obligation of the parties thereto, the authenticity of all documents submitted to me as originals and the conformity to authentic original documents of all documents submitted to me as certified, conformed or photostatic copies. In rendering this opinion I have relied, insofar as certain factual matters are concerned, on the representations and warranties made in or pursuant to the Agreement.

      I have not considered the Federal Aviation Act of 1958, as amended (the "Act"), or the status of title to the Aircraft.

      Based on the foregoing, and subject to the limitations stated herein, I am of the opinion that:

      1. Lessee is a corporation duly incorporated, validly existing and in good standing under the laws of Delaware. It has the corporate power and authority to carry on its business as presently conducted and to perform its obligations under the Agreement.

      2. To my knowledge, without having made any special investigation concerning any law other than the laws specifically referred to in this opinion, no authorization, approval, consent, license or order of, or registration with, or the giving of notice to any regulatory body or authority is required for the valid authorization, execution, delivery and performance by the Lessee of the Agreement. I express no opinion, however, as to any such consent, approval, action or filing (i) which may be required as a result of Lessor's legal or regulatory status or because of any

                                  Exhibit C-1
                                  -----------
                          to Aircraft Lease Agreement
other facts specifically pertaining to Lessor, (ii) the absence of which will not have a material adverse effect on Lessor and does not deprive Lessor of any material rights under the Agreement, or (iii) which can be readily obtained without significant delay or expense to Lessor, without loss to Lessor or any material adverse effect on Lessor during the period such consent, approval, action or filing was not obtained or effected.

      3. The Agreement has been duly authorized, executed and delivered by lessee.

      4. The execution and delivery of the Agreement, the consummation by the Lessee of the transactions therein contemplated and compliance by the Lessee with the terms and provisions thereof do not and will not contravene any Virginia or United States federal law or the General Corporation Law of Delaware, applicable to Lessee, or result in any material breach of or constitute any material default under (i) the Certificate of Incorporation or Bylaws of Lessee, or (ii) to the best of my knowledge, under any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan or credit agreement, or other agreement or instrument to which Lessee is a party or by which Lessee or its properties or assets may be bound or affected, or result in the creation of any lien, charge or encumbrance upon any property of Lessee.

      I express this opinion as a member of the Bar of the State of Virginia and do not purport to be expert in, or express any opinion concerning, the laws of any jurisdiction other than the laws of the State of Virginia, the General Corporation Law of Delaware and the Federal laws of the United States to the extent specifically referred to in this opinion.

      I assume no obligation to advise you of any changes in the foregoing subsequent to the delivery of this opinion. This opinion has been prepared solely for your use in connection with the Agreement and should not be quoted in whole or in part or otherwise be referred to, nor be filed with or furnished to any governmental agency or other person or entity without my prior written consent.

                              Very truly yours,


                              Andrew M. Paalborg
                              Vice President
                              Legal and Human Resources

                              COLLATERAL SUPPLEMENT


Date of Advance:              _____________________

Amount of Advance:            $____________________

      The following equipment is hereby pledged as "Collateral" under that certain Loan and Security Agreement, dated as of February 16, 1993 (the "Security Agreement"), between World Airways, Inc., as Debtor, and Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee, as Secured Party:

      [insert description and location of Collateral]

      Debtor certifies that the cost of the foregoing Collateral is $ _________.


                              WORLD AIRWAYS, INC.


                              By: _____________________
                              Its: ____________________

                              WILMINGTON TRUST COMPANY not in its individual capacity but solely as Owner Trustee, under that certain Trust Agreement dated as of December 28, 1990

                              By: _____________________
                              Its: ____________________



                                   Exhibit C
                             ----------------------
                         to Loan and Security Agreement

                            GATX CAPITAL CORPORATION

                             OFFICER'S CERTIFICATE
                             ---------------------

      I,                 ,                  of WILMINGTON TRUST COMPANY, a
Delaware banking corporation, not in its individual capacity (except as expressly provided herein) but solely as Owner Trustee under that certain Trust Agreement, dated as of December 28, 1990, with GATX Capital Corporation ("Lessor") do hereby certify that the representations and warranties of Lessor contained in Section 5.1 of Aircraft Lease Agreement dated as of January 15, 1993, between Lessor and World Airways, Inc., are true and correct as of the date of this Certificate.

      IN WITNESS WHEREOF, I have executed this Certificate as of ____________, 1993.



                                       ____________________________



                                   EXHIBIT D
                                   ---------
                          to Aircraft Lease Agreement

                AIRCRAFT DELIVERY CONDITION AND CONFIGURATION

      Location: Inspection, technical acceptance of the Aircraft, its records
      --------
and documents as well as delivery shall take place at Mojave, California, or another mutually acceptable location.

      Certificates of Airworthiness: The Aircraft shall have a current
      -----------------------------
Certificate of Airworthiness for commercial passenger service and shall be appropriately certified by the FAA under FAR Part 121.

      Condition: The Aircraft shall be in good working order, condition and
      ---------
appearance, with all pilot discrepancies and deferred maintenance items cleared, including those revealed during the Functional Demonstration Flight. Following the completion of the Final Inspection by Lessee, a Certificate of Technical Acceptance evidencing the condition of the Aircraft and records shall be completed and signed by Lessor's and Lessee's representatives.

      Aircraft Status: Lessor shall provide twenty (20) days prior to delivery a
      ---------------
comprehensive and complete summary of the Aircraft, engine and components time and cycles, the heavy maintenance status ("C" checks, SSI and Zonal Inspections) as well as the AD (Airworthiness Directive), Service Bulletin and modification status. All maintenance and repair records and documents shall be provided to the Lessee for review at that time.

      Functional Demonstration Flight: As part of the delivery inspections,
      -------------------------------
Lessor will permit Lessee to conduct an Engine power assurance run and a Functional Demonstration Flight of the aircraft for a duration not to exceed three (3) hours. Flight crews will be furnished by Lessee with all other expenses for Lessors account.

      Aircraft Manuals and Documents: The Lessor shall provide to Lessee one
      ------------------------------
complete set of the Aircraft Manuals and documentation as well as the aircraft log book and any records not previously provided to the Lessee at the delivery of the Aircraft.

      Maintenance and Modification Workscope: Lessor agrees to bring the
      --------------------------------------
Aircraft into alignment with the World Airways configuration by performing or causing to be performed the following:

      1. Accomplish World Airways "A" Check and 1/2 "C" Check and maintenance integration (cards noted on Attachment Y).

      2. Accomplish MDC service bulletin SB27-007R1 - terminating action for CMR on slat cables, if not previously accomplished (confirmation required).

                                   Exhibit E
                                   ---------
                          to Aircraft Lease Agreement

      3. Accomplish terminating action specified in MDC Alert Service Bulletin ASB54-31. AD 92-23-03, Amendment 39-8403, on pylon thrust link bolt if not previously accomplished (confirmation required).

      4. Accomplish required actions to increase Maximum Gross Take-off Weight to 625,500 lbs., maximum zero fuel weight to 430,000 lbs. and maximum landing weight to 458,000 lbs.

     *5. Install emergency equipment per Aerodesign instructions and World Airways quantity and location diagrams.

      6.    Accomplish modifications required to approve use of JP4.

      7.    Accomplish SB2l-51 cargo heat upgrade.

      8.    Confirm CPIP Drag Reduction mods completed.

      9. Accomplish required service bulletin to upgrade engines and airframe to PW4462 engine configuration.

    *10.    Accomplish intent of SCN D3181DO46 - Program Option Voice Call Outs.

     11.    Install third observer seats SCN D3044C002. (if possible)

    *12.    Delete SCN D2212C001 - VOR and LOC modes.

    *13.    Install flyaway kit racks per JetAire drawings.

     14.    Perform Engine and APU borescope inspections.

    *15.    Deactivate ACARS System:

            a. Remove components necessary to revert Aircraft from configuration resulting from accomplishment of SCN D2324C013 to the configuration detailed in SCN D2324S001. Package removed parts and components for long term storage.

    *16.    Deactivate ADAS System:

            a. Remove components necessary to revert Aircraft from
               configuration resulting from accomplishment of SCN D3131E003C and SCN D3131E053 to configuration noted in SCN D3131E053. Package removed parts and components for long term storage.

     17.   Scuff and paint fuselage per World Airways Specifications.

     18.   Provide Bendix avionics spares in Flyaway Kit per attached list.

     19. Provide EEL (Emergency moor Lighting) in Flyaway Kit per attached list.

     20.   Provide two spare Vickers Hydraulic Pumps for Flyaway Kit.

     21. Reconfigure interior based on World's Customer Specification for seating, draperies and seat covers only.

     22.   Provide spare components for the entertainment system.

     23. Reimburse Lessee for one spare shipset of galley carts with a maximum cost not to exceed $14,000.

     24.   Weigh Aircraft (if necessary).

      In the event that there are any SCNs incorporated in the Aircraft which are not listed on Schedule X hereto or which are on Schedule X but are not incorporated in the Aircraft or if there has been any modification to the Aircraft not listed on Schedule X hereto, Lessor will at Lessee's request, remove from the Aircraft any such additional modifications or SCNs and/or incorporate any missing SCNs in the Aircraft.



____________________________
* The modifications marked with an asterisk will be reversed at the time of redelivery of the Aircraft if requested by Lessor. SCNs or engineering data necessary to accomplish the modification reversal at redelivery will be provided by Lessor, without out of pocket cost to Lessor. Lessor will assist Lessee in obtaining such information from MDC as is necessary for this process.

                            Schedule X to Exhibit E
                            -----------------------
                          to Aircraft Lease Agreement


GATX CAPITAL CORPORATION

                              MD-11 MSN 449 SCN'S
                              -------------------


SCN NO.           SCN DATE                              SCN TITLE
- ------            --------                              ---------
DO2OOSOO1         02/23/90    Editorial revisions to various design speeds at specific
                              altitudes and to specify the lowest operating altitudes
                              as 1,870 feet below sea level in lieu of sea level .

DO215SOO1         12/16/88    Increases the aircraft maximum operating altitude to
                              43,200 feet from 43,000 feet.

D0219S017         07/02/92    Editorial revision to delete specification requirement
                              regarding dispatch capability with the engine fail light
                              inoperative.

D0320C004A        06/07/90    Increased maximum takeoff gross weight from 602,500
                              lbs. to 605,500 lbs.

DO32OCO11         10/05/90    Increased maximum takeoff gross weight from 610,000
                              lbs. to 618,000 lbs.

D0320C012         11/20/90    Increased Maximum takeoff gross weight from 605,000
                              lbs. to 610,000 Ibs.

D131OSOO3         03/13/90    Weight adjustment to DS 11OOC and DS 111OC.

D1311S005         04/30/90    Weight adjustment to accommodate increase in Pratt
                              & Whitney engine and nacelle weight.

D2127C002         11/02/87    Installation of third avionics compartment cooling fan
                              and a third center accessory compartment cooling fan.

D2172C001         03/23/87    Installation of three ozone catalytic
                              converters in the prematic air distribution system.

D2212C001         10/06/87    Addition of VOR and LOC modes to the
                              flight control system for approach.

D2312S002         09/23/91    Editorial Revision to clarify the
                              location of the VHF-1 antenna.

D2314E003A        12/13/88    Installation of partial provisions for
                              an in-flight telephone system.


SCN NO.           SCN DATE                             SCN TITLE
- ------            --------                             ---------
D2322E006         12/12/90    Installation of a buyer-furnished Motorola selcal
                              decoder part number NA138-714B, in lieu of part
                              number NA138-714A.

D2322S002         11/18/88    Specifies flashing selcal interrogation light in lieu of a steady light.

D2324C013          02/09/90   Installation of ARINC communications addressing and
                              reporting systems (ACARS) utilizing existing partial
                              provisions.

D2324S009          08/21/89   Addition of partial provisions for ACARS control from
                              the FMS MCDU-1.

D2326E002C         01/09/90   Installation of partial provisions for a dual high gain
                              satellite communications systems (SATCOM).

D2330S001          03/03/89   Editorial revisions to update passengers entertainment
                              and service multiplexing systems.

D2331S006          08/1O/88   Specifies that P/A announcements from the flight
                              compartrnent shall be by the handset, oxygen mask or
                              boom sets (if installed).

D2332C001A         06/27/88   Installation of buyer-furnished Matsushita
                              prerecorded announcement system.

D2332E013          05/06/91   Installation of a buyer-furnished Matsushita
                              prerecorded announcement system with boarding
                              music in lieu of the specified prerecorded
                              announcement system.

D2333E010          11/03/88   Installation of a buyer-furnished Matsushita part
                              number RD-AX7002-01 passenger entertainment tape
                              reproducer.

D2333E014          05/15/89   Relocation of the attendant passenger service panel
                              from galley G6 to galley G8.

D2335S011          07/24/89   Deletion of the complete provisions for video projection
                              screens in the passenger compartment.



SCN NO.           SCN DATE                             SCN TITLE
- ------            --------                             ---------

D2335E024B        08/01/91    Installation of partial provisions for in-seat passenger
                              video system.

D2335E049A        11/19/91    Installation of a buyer-furnished Matsushita video
                              entertainment/information system using existing
                              provisions (293-passenger delivery configuration).

D2335E054A        11/19/91    Installation of additional partial provisions for an in-seat passenger video system.

D2335E054B        01/24/92    Installation of additional partial provision for an in-seat video passenger entertainment system.

D2337E023         05/06/91    Installation of partial provisions for an ASINC airshow
                              passenger video information system.

D2341E003         09/23/87    Installation of a service interphone jack outlet in the
                              APU compartment.

D2341E013         09/11/91    Revision to the flight compartment crew rest
                              call/interphone system.

D2341S007         11/23/88    Clarification of service interphone calls to attendant
                              stations.

D2452S001         11/01/89    Installation of a separate circuit breaker for battery
                              direct bus in lieu of a common circuit breaker (with
                              LEDC bus).

D2454E006A        10/05/89    Increased galley power availability to 120 KVA for
                              standard lease aircraft.

D2454E014         10/05/89    Limitation of galley power on the ground with the APU
                              or the galley external power receptacle providing power.

D2455C002         08/24/87    Installation of partial provisions for three phase
                              passenger compartment electrical outlets.

D2500E012F        05/31/91    Interior revision for 293 passengers in a three-class
                              arrangement with complete provisions and a
                              conversion kit for 330-passenger and 409-passenger
                              alternate arrangements.



SCN NO.           SCN DATE                            SCN TITLE
- ------            --------                            ---------
D2500E096         12/06/91    Identification of vendors and part numbers for the
                              interior buyer-furnished equipment items.

D2511COO3A        02/24/88    Installation of a left observer seat in
                              the flight compartment.

D2511C005         08/21/87    Deletion of fire blocking from captain and first officer
                              seats.

D2512COO1         06/01/87    Installation of sunshades in the flight compartment.

D2512S005         05/09/89    Editorial revision to specify the increased briefcase size that the pilots' briefcase racks will accommodate.

D2519E005B        02/08/90    Installation of a flight compartment crew rest for two in
                              lieu of galley G1 utilizing existing provisions.

D2520E003         01/31/92    Installation of buyer-furnished equipment passenger
                              compartment carpet and curtains in lieu of the
                              specified SFE carpet and curtains (provides SFE carpet
                              and curtains as delivery load - uninstalled equipment).

D2521E025         04/30/92    Installation of two additional cabin attendant seats,
                              one adjacent to each existing seat located on galleys
                              G6 and G7, and corresponding revision to portable
                              oxygen cylinder quantities.

D2521S009         06/30/89    Specifies that passenger seats shall conform to
                              Douglas specification AXV7549.

D2529E012         02/26/92    Installation of bassinet fittings.

D2561S003         08/24/89    Installation of two nylon escape lines in the flight
                              compartment in lieu of cotton escape lines.

D2612SOO1         08/O1/89   Installation of an APU fire warning horn test switch in the flight compartment.


SCN NO.           SCN DATE                            SCN TITLE
- ------            --------                            ---------
D2623S010         06/21/89    Installation of Halon 1211 portable fire extinguishers in
                              lieu of water portable fire extinguishers.

D281OSOO1         1O/29/91    Revision to the fuel system to recover approximately
                              1,855 lbs. of actual versus specified useable fuel
                              capacity.

D2822S001         02/28/92    Installation of electrically actuated fuel-fire shutoff valves for the no. 1 and no. 3 engines, in lieu of the
                              mechanical type.

D2830S002         08/07/89    Installation of a fuel dump emergency stop switch.

D2911COO2         07/27/88    Installation of Vickers engine driven hydraulic pumps in
                              lieu of those specified.

D2911E008         11/15/91    Installs Abex engine-driven hydraulic pumps in lieu of
                              those specified.

D2913C003         09/22/89    Installation of a hydraulic fluid sampling valve for each
                              hydraulic system.

D3O11S001         04/02/91    Editorial revision to delete specification of wing and
                              horizontal stabilizer anti-icing system momentary
                              operation for check out when aircraft is on the ground.

D3043E001         06/11/87    Installation of an intermittent setting for windshield
                              wipers.

D3081COO1         02/19/87    Installation of a dual primary ice detection system.

D3117S002         06/1O/88    Revision of the cabin attendant station at the left
                              forward passenger door.

D3131EOO3C        09/06/90    Installation of a data management unit, a quick access
                              recorder, event marker switches, engine supplemental
                              control units, and addition of ADAS parameters (Pratt
                              & Whitney Engines).

D3131S006         09/14/88    Installation of complete provisions for a Penny and
                              Giles 4MCU quick access recorder in lieu of that
                              specified.


SCN NO.           SCN DATE                           SCN TITLE
- ------            --------                           ---------
D3131S008         06/06/88    Editorial revisions to specify digital flight data
                              acquisition unit signal sources.

D3131S013         01/31/89    Installation of data bus wiring to provide FADEC
                              Channel-A parameters to DFDAU.

D3132C005         02/09/90    Installation of a multifunction printer.

D3151EO1OA        09/20/91    Editorial change to combine landing gear voice warning
                              with landing gear warning inhibit above 1200 feet radio
                              altitude.

D3151S009         09/25/90    Editorial revision for additional level three alert
                              annunciations.

D3161S004         09/23/88    Revision of the airspeed display to display large
                              airspeed numbers up.

D3231S002         06/26/89    Specifies that centerline gear switch/light assembly is
                              located on the center main instrument panel in lieu of
                              the pedestal.

D3262S002A        02/21/91    Landing gear warning inhibit above 1200 feet radio altitude.

D3300S002         04/04/90    Editorial revisions to flight compartment lighting control and nose landing light systems.

D3327S006         O1/08/90    Clarification of lavatory occupied sign requirements.

D3350E003A        10/05/88    Installation of a luminescent emergency floor lighting
                              system which utilizes existing floor lighting.

D3353E005         02/26/92    Installation of buyer-furnished non-rechargeable
                              flashlights with holders, one at each cabin attendant
                              station.

D3411S002         05/08/89    Specifies the static port test connection hole diameter.

D3433C001B        11/01/88    Installation of complete provisions for a dual microwave
                              landing system (MLS).



SCN NO.           SCN DATE                           SCN TITLE
- ------            --------                           ---------
D3441S001         02/05/88    Addition of Honeywell weather radar equipment to the
                              buyer-furnished equipment selection list.

D3442E003         03/18/91    Installation of seller-furnished Collins radio altimeters, part number 622-4542-221, in lieu of those specified
                              (customized version of D3442S001).

D3445E001         03/07/87    Revision to the ground proximity warning system to
                              provide an airport envelope feature.

D3445E010         01/17/92    Installation of a seller-furnished Sundstrand Ground
                              Proximity Warning System (GPWS) computer, part
                              number 965-0676-020, in lieu of that specified
                              (customized version of SCN D3445S009).

D3452E003         09/10/91    Installation of seller-furnished Collins DME
                              interrogators, part number 622-4540-021, in lieu of
                              those specified (customized version of D3452S001).

D3454E011         05/24/91    Installation of seller-furnished Collins ATC
                              transponders, part number 622-7878-201, in lieu of
                              those specified (customized version of D3454S008).

D3454E020         O1/13/92    Installation of buyer-furnished Bendix ATC
                              transponders, part number 006-01127-1301, in lieu of
                              the specified seller-furnished Collins transponders.

D3455C012A        10/28/91    Installation of a buyer-furnished Bendix Traffic Alert and
                              Collision Avoidance System (TCAS 11) utilizing existing
                              partial provisions.

D3455S003         07/26/89    Installation of partial provisions for ARINC 735 traffic
                              alert and collision avoidance system.

D3463C001         10/07/87    Installation of flight management computers with
                              navigation data base memory capacity of one million
                              words.

D3463S004         O1/25/90    Addition of FMS/IRS monitor page to monitor each IRU
                              for average position drift rate and ground speed bias
                              on the multifunction control/display units.

D3500S002         08/O1/89    Revision to the oxygen mask presentation altitude and
                              oxygen requirements for aircraft descent.


SCN NO.           SCN DATE                           SCN TITLE
- ------            --------                           ---------

D3522E014         04/02/91    Installation of additional oxygen masks in the
                              passenger compartment.

D3530E024         12/11/90    Installation of BFE protective breathing equipment in
                              lieu of portable oxygen unit with smoke masks, and
                              revision to attendant/first aid portable oxygen
                              (customized version of D3530S003).

D3812E003         02/27/89    Additional of potable water and waste drain interface
                              for galley G8.

D3813S003         03/13/92    Editorial revision to specify that a water heater shall be installed for each lavatory or pair of lavatories.

D3830S002         09/15/88    Miscellaneous water/waste system changes to define
                              current aircraft design.

D4901E001         03/09/87    Additional electrical power from the auxiliary power unit
                              with the aircraft on the ground.

D4902S001         04/09/90    Deletion of the ability to use APU bleed
                              air during takeoff.

D4920S001         05/23/89    Revision to specify current APU model series.

D5122E034         03/14/91    Application of decorative paint over the lower fuselage.

D5122E051         02/17/92    Application of Desoto Desothane 420H high solids
                              polyurethane topcoat paint for exterior markings.

D5241EOO1         03/17/87    Installation of interior latches for avionics and center
                              accessory compartment exterior doors.

D5254E002A        10/05/88    Automatic closing and locking of the flight
                              compartment door.

D527OEOO1A        04/17/91    Annunciation of unlatched tail cone and no. 2 engine
                              maintenance platform.

D5520S001         05/05/89    Specifies that the elevators shall be constructed
                              primarily of advanced composites in lieu of stiffened
                              aluminum.

D7200B005         O1/30/90    Selection of Pratt & Whitney 4460 engines.



SCN NO.           SCN DATE                          SCN TITLE
- ------            --------                          ---------
D7200S008         11/28/88    Update of Pratt & Whitney Engine designation to PW
                              4460.

D7541E002         07/O1/87    Installation of an engine nacelle temperature indicating
                              system (Pratt & Whitney Engines).

D7732S005A        02/15/89    Installation of an engine vibration monitoring system.

D98OOSO11         11/04/88    Miscellaneous changes to define the current aircraft
                              configuration.

D98OOSO13         11/04/88    Miscellaneous changes to define the current passenger aircraft configuration.

D9800S015         03/01/89    Miscellaneous changes to define current aircraft
                              configuration.

D9800S020         11/20/89    Miscellaneous editorial changes to define the current
                              aircraft configuration.

D9800S022         11/20/89    Miscellaneous editorial changes to define the
                              passenger and combi configurations.

D9800S028A        06/20/91    Miscellaneous editorial changes to define the current
                              aircraft configuration.

D9800S029         03/25/91    Miscellaneous editorial changes to define the current
                              aircraft configurations.

D9800S030         04/1O/91    Miscellaneous editorial changes.

D9900D001B        09/21 /89   Selection of buyer-furnished avionics equipment.

D9901EOO2A        04/07/92    Installation of Bendix buyer-furnished  avionics
                              equipment in lieu of specified Collins seller-furnished
                              equipment which is supplied as delivery load
                              uninstalled equipment.

D9902E003         O1/30/91    Category change of buyer-furnished equipment to
                              seller-furnished equipment.



SCN NO.           SCN DATE                         SCN TITLE
- ------            --------                         ---------
D9903S002         09/20/89    Revisions to the buyer-furnished avionics equipment.

D9903S003         09/07/89    Revisions to the buyer-furnished avionics equipment.

D9903S004         02/05/90    Revision to the buyer-furnished avionics equipment.


                                 LOG BOOK INSERT
                                 ---------------

DATE: September 19, 1992
- ------------------------

N489GX
- ------

Serial Number: 48458
- --------------------

Total Time: 1838 Hours, 25 Minutes
- ----------------------------------

Installed cart module per S.T.C. SA5551NM-D
- -------------------------------------------

All work accomplished and details on file under Project Number
AED92001 on 8110-3 issued September 19, 1992.

Weight and Balance report installed in Weight and Balance Manual.

Aircraft returned to service for work performed.



Signed:



- -------------
Chuck Cupan
Director, Quality Assurance
Repair Station Number: ZL2R349L

                                 ATTACHMENT Y
                                 ------------


"A" Check Work Package

     Workcards to be accomplished:

     1A1 Check:                         2A4 Check:
           0001                              None
           0002
           0005                         2A5 Check:
           0010
           0201                              None
           0205
                                        2A6 Check:
      1A2 Check:
                                             None
            0202
            0203                        4A Check:

       1A3 Check:                            None

            0204                        6A Check:

       2A1 Check:                            None

            0403
            0430
            0438

       2A2 Check:

            0404
            0431
            0439

       2A3 Check:

            0210
            0432
            0440

                                 ATTACHMENT Y
                                 ------------
                                 to EXHIBIT E

"C" Check Work Package

      Workcards to be accomplished:

      1/4 C Check:                 1C1 Check:

            0068                        0064      1355
            0069                        1000      1356
            0075                        1020      1357
            0079                        1022      1370
            0640                        1023      5700
            0641                        1025      5703
            0642                        1027      5706
            0643                        1028      5718
            0644                        1039      5741
            0645                        1043
            0650                        1045
            0651                        1059
            0652                        1064
            0653                        1079
            0654                        1092
            0655                        1093
            0656                        1094
            0657                        1096
            0658                        1301
            0659                        1304
            0660                        1307
            0661                        1312
            0670                        1315
            4000                        1318
            4001                        1321
            4002                        1324
                                        1330
      1/2 C Check:                      1333
                                        1336
            0850                        1338
            0851                        1342
            0852                        1345
            0853                        1350
            0854                        1351
            0855                        1352
            0857                        1353
            4006                        1354



      1C2 Check:                   1C3 Check:

           0084                           None
           0211
           0212                    1C4 Check:
           0219
           0220                           None
           1000
           1001                    2C1 Check:
           1047
           1055                          1500
           1056                          1519
           1057                          1520
           1058                          1521
           1070                          1522
           1071                          1523
           1074                          1524
           1076                          1622
           1080                          5800
           1085                          5801
           1097                          5816
           1302                          5817
           1305
           1308                    2C2 Check:
           1313
           1316                          1511
           1319                          1542
           1322                          1543
           1325                          1550
           1331                          1551
           1334                          1620
           1339                          1621
           1343                          1623
           1346                          5806
           1358                          5814
           1365
           5719                    2C3 Check:
           5720
           5721                         None
           5722
           5723                    2C4 Check:
           5724
           5725                         None
           5726
           5727                    2C5 Check:
           5728
           5729                         None

      2C6 Check:

            None

      2C7 Check:

            None

      2C8 Check:

            None

                                                                      [date]

World Airways, Inc.
13873 Park Center Road, Suite 490
Herndon, VA 22071

      Re: Aircraft Chattel Mortgage
          -------------------------

Gentlemen:

      Reference is made to that certain Aircraft Lease Agreement, dated as of January 15, 1993, between Wilmington Trust Company, not in its individual capacity but solely as Trustee ("Lessor"), as Lessor and World Airways, Inc. ("Lessee"), as Lessee (the "Lease"). Reference is also made to that certain Aircraft Chattel Mortgage, dated ___________________, between Lessor as Mortgagor and GATX Capital Corporation, as Security Agent, as Mortgagee (the "Mortgage"). Both the Lease and the Mortgage are related to one MD-11 aircraft, serial no. 48458, FAA Registration Number 489GX and three Pratt & Whitney PW4462 turbofan engines (collectively the "Aircraft").

      Provided no Event of Default exists and is continuing under the Lease, GATX Capital Corporation in its capacity as mortgagee under the Mortgage hereby agrees that it will not interfere with the quiet enjoyment by Lessee of the Aircraft pursuant to the terms and conditions of the Lease. GATX Capital Corporation will cause any successor mortgagee to sign an equivalent letter to Lessee.

                                              Very truly yours,

                                              GATX CAPITAL CORPORATION



                                              By:_____________________
                                              Its:____________________



                                   EXHIBIT F
                            ------------------------
                          to Aircraft Lease Agreement

             EXHIBIT         COOPERATION AGREEMENT REGARDING ENGINES
             -------         ---------------------------------------


        THIS AGREEMENT is made and entered into as of this
__________________________.

BETWEEN:
- --------

     (A) Each of the lessors, owners and/or banks listed in each of the supplements attached hereto from time to time (individually, a "Creditor" and collectively the "Creditors") and

     (B)  WORLD AIRWAYS, INC. (the "Operator").

     Each of the Creditors is the owner of or has an interest in an aircraft engine or aircraft operated by the Operator. Operator has requested that Creditors enter into this Agreement so that Operator has the flexibility to install engines on all suitable aircraft within its fleet in which a Creditor may have an interest. To this end, each Creditor and Operator wish to recognize the right, title and/or interest of each Creditor in specific engines operated by Operator. Moreover, each of the Creditors and Operator wish to conform their agreement to cooperate with one another in order to preserve each Creditor's right, title and/or interest in its respective engines.

     Accordingly, in consideration of and subject to the mutual covenants, terms and conditions in this Agreement, each of the Creditors and Operator agree as follows:


     ARTICLE 1        DEFINITIONS
     ---------        -----------

     The following words with initial capital letters have the following meanings for ail purposes of this Agreement. The definitions are equally applicable to the singular and plural forms of the words. Any agreement defined below includes each amendment, modification, supplement and waiver thereto in effect from time to time.

     "Aircraft" means any of the aircraft (identified by type, manufacturer's
      --------
serial number and registration mark) set forth on the supplements hereto.

     "Creditor Agreement" means any agreement between a Creditor and Operator
      ------------------
or between Creditors set forth on the supplements hereto pertaining to a Creditor Aircraft or Creditor Engine.

     "Creditor Aircraft" means, in relation to an individual Creditor, any
      -----------------
Aircraft in which such Creditor has an Interest, as set forth in the supplements hereto.

                                   EXHIBIT G
                          ---------------------------
                          to Aircraft Lease Agreement

     "Creditor Engine"  means, in relation to an individual Creditor, any
      ---------------
Engine in which such Creditor has an Interest, as set forth in the supplements hereto.

     "Engine" means any of the engines (identified by type and manufacturer's
          --------
serial number) set forth in the supplements hereto.

     "Interest" means the right, title and/or interest of a Creditor in an
      --------
Engine or Aircraft, as set forth in the supplements hereto.

     "Third Party Aircraft" means, in relation to an individual Creditor, an
      --------------------
Aircraft in which another Creditor has an Interest.

     "Third Party End" means, in relation to an individual Creditor, an Engine
      ---------------
in which another Creditor has an Interest.

     ARTICLE 2      RECOGNITION OF INTEREST OF
     ---------      --------------------------
                    INDIVIDUAL CREDITOR IN CREDITOR ENGINE
                    --------------------------------------

     Each Creditor and Operator hereby unconditionally and irrevocably agrees that, notwithstanding any provisions contained in any of the Creditor Agreements or in any other present or future agreement or instrument entered into between Creditors or between any Creditor and Operator, and regardless of the location of any of the Engines and their attachment to, or detachment from, any of the Aircraft from time to time:

     (a) As between the parties hereto, the Interest of a Creditor in its Creditor Engine will at all times remain vested in such Creditor, irrespective of whether such Creditor Engine is for the time being attached to a Third Party Aircraft, in the possession of another Creditor or is being stored, repaired, maintained or transported.

     (b) No Creditor will at any time (i) challenge or dispute the Interest of another Creditor in such other Creditor's Engine or (ii) claim that it possesses any interest whatsoever in such other creditor's Engine.

     (c) If a Creditor Engine is at any time attached to a Third Party Aircraft or comes into the possession of a Creditor in circumstances where such Engine is for that Creditor a Third Party Engine, such Creditor will not (subject to Article 3 below) prevent or impede the removal or repossession of such Creditor Engine by the Operator or the Creditor with an Interest in such Creditor Engine.

     ARTICLE 3      COOPERATION AMONG CREDITORS AND OPERATOR WITH
     ---------      ---------------------------------------------
                    RESPECT TO REPOSSESSION OF ENGINES
                    ----------------------------------

     In the event a Creditor becomes entitled to possession of its Creditor Engine pursuant to its Creditor Agreement but the Creditor Engine which is the subject of such Creditor Agreement has not been returned in accordance with the terms of such Creditor Agreement and is in the possession of another creditor or installed on a Third Party Aircraft, then;

     (a) Such Creditor of the unreturned Creditor Engine will not immediately take further steps to repossess its Creditor Engine but instead will give the other Creditors and Operator written notice that such Creditor Engine has not been returned to such Creditor.

     (b) Upon receipt of such notice, Operator and the Creditors will consult with one another promptly and in good faith and will use all best efforts to facilitate the redelivery of such Creditor Engine to its creditor, including making arrangements for the exchange of possession of Engines among Creditors (but nothing herein will oblige any Creditor to incur expenditure in relation to a Third Party Engine except to the extent that such Creditor may agree to do
so).

      (c) If arrangements for the return of possession of such Creditor Engine, satisfactory to the Creditor of such Creditor Engine, have not been made within ten (10) days alter giving of such notice to the Operator and the other Creditors, the Creditor of such Creditor Engine may then take such further steps to repossess its Creditor Engine as may be permitted by its Creditor Agreement and applicable law.

      ARTICLE 4     OTHER RIGHTS AND OblIGATIONS
      ---------     ----------------------------

      The provisions of this Agreement will not affect or detract from (i) as between Operator and a Creditor, Operator's obligations to or the rights or interests of such Creditor pursuant to its Creditor Agreement or (ii) except as set forth herein, the rights and obligations of any Creditors between or among themselves in relation to a particular Aircraft or Engine in which they have an Interest.

       ARTICLE 5    FURTHER AIRCRAFT
       ---------    ----------------

       Operator agrees that it will not at any time lease or agree to lease a further MD-11 or any other aircraft on which the Engines can be installed and operated unless the owner(s) of such further aircraft and the holder(s) of any mortgage, charge, option, lien or encumbrance over or affecting such further aircraft (which owner or holder may already be a Creditor hereunder with respect to other Aircraft or Engines) has entered into a supplement to this Agreement in the same form and substance as the supplements hereto with regard to such other aircraft or unless such other lease agreement specifically provides that such other lessor, owner or holder shall not acquire any right, title or interest in the Aircraft or the Engines or any part of either. Operator will provide each Creditor with a copy of each additional supplement Creditor hereunder with respect to aircraft.

       ARTICLE 6    DISPOSITION OF CREDITOR INTEREST
       ---------    --------------------------------

       If a Creditor assigns, transfers or disposes of any part of its Interest in its Creditor Aircraft, then the assignee or transferee will agree in writing to the other parties hereto to be bound by the provisions of this Agreement. If a Creditor assigns, transfers or disposes of any part of its Interest in its Creditor Engine, then the assignee or transferee (even if already a Creditor hereunder) will not receive the benefit of this Agreement unless it agrees in writing to the other parties hereto to be bound by the provisions of this Agreement with respect to such Creditor Engine.

       ARTICLE 7    AUTOMATIC TERMINATION OF THIS AGREEMENT
       ---------    ---------------------------------------

        This Agreement will terminate automatically with respect to (i) a Creditor, when Operator no longer operates any Aircraft or Engines in which such Creditor has an Interest and (ii) a Creditor Aircraft or Creditor Engine when Operator no longer operates it and possession of it has been returned to its Creditor.

       ARTICLE 8    OPERATOR INDEMNITY
       ---------    ------------------

       Operator will indemnify each Creditor for all reasonable legal fees incurred by them in connection with (i) the negotiation and preparation of this Agreement or any amendment hereto requested by Operator and (ii) the enforcement of any of their respective rights hereunder against Operator.

       ARTICLE 9    MISCELLANEOUS  PROVISIONS
       ---------    -------------------------

       (a) If more than one Creditor has an Interest in the same Engine, then as between such Creditors only the provisions of Article 2 hereof will not apply.

       (b) Any notice or communication given pursuant to this Agreement will be in writing. Notices and communications will be deemed to have been given when sent by telex, fax or (sent by certified mail, return receipt requested) addressed to Operator as set forth below and to the parties as set forth in the supplements. Each party will be entitled at any time, by notice to the other parties as provided herein, to change its address for service of notices. Notices sent by telex or fax will be deemed delivered when actually received. Notices sent by letter will be deemed received within seven (7) days after posting.

           Notice information on Operator is as follows:

                     WORLD AIRWAYS, INC.
                     13873 Park Center Road
                     Herndon, Virginia 22071

                     Attention: President

                     Fax: 703-834-9211
                     Telephone:   703-834-9200

       (c) No party hereto will be deemed by virtue of this Agreement to an agent of any other party, nor will this Agreement constitute a partnership between the parties.

       (d) The respective rights of the parties hereunder are cumulative and in addition to other under general law. The parties may exercise their rights as often as they consider appropriate. No consent or waiver, express or implied, by a party to or of any breach or default by another party in such other party's performance of its obligations hereunder will be deemed or construed to be a consent or waiver to or of any other breach of or default in the performance by such other party of the same or any other obligations of such party hereunder. Failure on the part of any party to complain of any act or failure to act of any other party, or to declare such other party in default, irrespective of how long such failure continues, will not constitute a waiver by such party of its rights hereunder. No act or course of conduct on the part of any party, or on its behalf, will preclude it from exercising any such right or constitute a suspension or variation of such right.

       (e) If any legal action or other is brought in connection with any provisions of this Agreement, the prevailing party will be entitled to recover reasonable attorneys' fees and other costs incurred in connection with such action or proceeding.

       (f) Subject to Article 6, none of the parties hereto may assign its rights under this Agreement without the prior written consent of the other parties. Subject as aforesaid, this Agreement will ensure to the benefit of and be binding upon each of the parties hereto and their respective successors and assigns references herein to a party will be deemed to include a reference to such party's permitted successors and assigns.

       (g) This Agreement will be governed by the laws of California (except conflict of laws) and the parties submit to the non-exclusive jurisdiction of the State and Federal courts situated in Los Angeles, California. Operator and each Creditor agree that service of process may be made upon the other parties in accordance with Section 415.40 of the California Code of Civil cure by mailing a copy of the summons and complaint to the party to be served by first-class, certified or registered mail, return receipt requested, to the address set forth in the supplements.

       (h) If any provision of this Agreement or the application thereof to any person or circumstance is invalid or unenforceable to an extent the remainder of this Agreement and application of suchprovision to other persons or circumstances will not be affected thereby and will be enforced to the fullest extent permitted by law.

       (i) Article and schedule headings are for the convenience of the parties only.

       (j) References herein to Articles or schedules mean the Articles or schedules hereto, unless otherwise specified.

       (k) This Agreement and the supplements hereto constitute the entire agreement between the parties regarding the subject matter of this Agreement. No variation of this Agreement will be effective unless made in writing and signed by all the parties hereto.

       IN WITNESS WHEREOF, the Operator has executed this Agreement by signing below and each Creditor has executed this Agreement by signing at the bottom of the supplement applicable to such Creditor.

                          WORLD AIRWAYS, INC.

                          By ___________________

                          Its __________________

                          Date _________________

                               SAMPLE SUPPLEMENT

       By executing this Supplement, the following party becomes a Creditor under the Cooperation Agreement Regarding Engines dated as of V"0"DATE OF COOPERATION AGREEMENT"O"C"V with respect to the Engines and/or Aircraft listed below.

Name of Creditor:

Address of Creditor:

     Attention:

Telephone No. of Creditor:

Telex of Creditor:

Fax No. of Creditor:


For each Aircraft and Engine in which Creditor has right,title and/or interest,
- -------------------------------------------------------------------------------
list the following:
- ------------------

     Nature of Interest of Creditor:

     Name of applicable agreement(s) between Creditor and Operator:

     If Aircraft, Manufacturer and Model:
     If Aircraft, Manufacturer's Serial No:
     If Aircraft, Registration No:
     If Engine, Make and Model:
     If Engine, Serial No:

                          "V"ONAME OF CREDITOR"OC"V

                          By_______________________

                          Its______________________

                          Date_____________________

                           LIST OF INTERIOR DRAWINGS

Interior Layout:
- ---------------

         Douglas Aircraft Company Drawing No. J055195 Rev. A dated June 7, 1991, as revised by STC No. SA5551NM-D issued September 17, 1992 and amended September 19, 1992.


Emergency Equipment:
- -------------------

         Douglas Aircraft Company Drawing No. J016902, Rev. A-C, dated September 9, 1992.



                                   Exhibit H
                            ----------------------
                         to Aircraft Lease Agreement